SCHWAB TAX-FREE BOND FUNDS

    ANNUAL REPORT
    August 31, 2002


    Schwab Short/Intermediate
    Tax-Free Bond Fund

    Schwab Long-Term
    Tax-Free Bond Fund

    Schwab California
    Short/Intermediate
    Tax-Free Bond Fund

    Schwab California Long-Term
    Tax-Free Bond Fund


                                                           [CHARLES SCHAWB LOGO]

FOUR FUNDS DESIGNED TO OFFER
TAX-FREE INCOME.

In this report:

    Market overview ........................    2

    Schwab Short/Intermediate
    Tax-Free Bond Fund .....................    6

    Schwab Long-Term
    Tax-Free Bond Fund .....................   20

    Schwab California Short/Intermediate
    Tax-Free Bond Fund .....................   32

    Schwab California Long-Term
    Tax-Free Bond Fund .....................   45

    Financial notes ........................   59

    Glossary ...............................   65

[PHOTO OF CHARLES SCHWAB]

Charles R. Schwab
Chairman and Co-CEO

DEAR SHAREHOLDER,

Amid the tragedy and turmoil of recent months, millions of Americans showed renewed interest in an investment category that got relatively little attention for the previous decade. I'm speaking of bonds (particularly high quality bonds) and the mutual funds that invest in them.

At Schwab, we've always believed that bond investments have a place in most investors' portfolios. As with any type of investment, the logical way for you to determine that place is not by focusing on market trends, but by considering your goals and time horizon.

As a category, bonds performed well for the period covered by this report, compared to most other asset classes. Whether they'll continue to outperform in coming report periods is something no one can say for certain. That is one of the main reasons why making a financial plan (and sticking to it) is something we constantly encourage investors to do.

Thank you for choosing Schwab for your bond fund investments. Although we can't help you predict the future, we can help you meet your future financial goals. We appreciate your trust and will continue to work hard to earn it.

Sincerely,

/s/ Charles Schwab
------------------

      The report period saw an end to the 2001 recession, but no sign of a robust recovery for the economy or markets.

MARKET OVERVIEW

A 12-MONTH PERIOD MARKED BY TRAGEDY, UNCERTAINTY AND CORPORATE MALFEASANCE.

The period covered by this report (9/1/01-8/31/02) was a very emotional time for all Americans, and a difficult one for most investors. The period began with the tragic events of September 11 and the realization that a fight against terrorism would become an ongoing concern for the country.

In financial markets, stocks reacted with a large sell-off but soon recovered--the S&P 500(R) Index took just two months to erase its post-9/11 decline of nearly 15%--and went on to log modest additional gains. These proved short-lived, however, as investor sentiment was undermined by a host of negative factors.

In addition to concerns about the economic impact of terrorism, these factors included weak corporate earnings, growing indications that a strong recovery was unlikely, and the revelation of fraudulent accounting and reporting practices at several prominent, formerly well-respected companies. The result was a roller coaster year for both stocks and bonds, although bonds emerged with gains (see chart below).

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

8.11% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

2.11% THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

-17.99%    S&P 500(R) INDEX: measures U.S. large-cap stocks

-15.44%    RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

-14.95% MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

[LINE GRAPH]


                                                 Russell
                 Lehman          MSCI             2000
               Aggregate         EAFE           Small-Cap        S&P 500        3 Month
               Bond Index        Index            Index           Index          T-Bill
31-Aug-01         0.00            0.00              0.00           0.00           0.00
07-Sep-01         0.14           -5.10             -4.97          -4.17           0.07
14-Sep-01         0.85          -11.10             -5.88          -3.58           0.09
21-Sep-01         0.54          -17.35            -19.07         -14.76           0.34
28-Sep-01         1.17          -10.26            -13.46          -8.04           0.38
05-Oct-01         1.72           -7.57            -11.28          -5.36           0.45
12-Oct-01         1.31           -6.36             -8.35          -3.57           0.48
19-Oct-01         1.80           -8.57             -8.96          -5.17           0.53
26-Oct-01         2.25           -5.66             -6.18          -2.42           0.58
02-Nov-01         2.86           -6.92             -7.34          -3.87           0.64
09-Nov-01         3.33           -4.94             -6.24          -0.94           0.71
16-Nov-01         1.21           -4.33             -3.38           0.68           0.72
23-Nov-01         0.88           -4.75             -1.84           1.72           0.75
30-Nov-01         1.87           -4.59             -1.31           0.88           0.80
07-Dec-01         0.36           -3.12              3.09           2.55           0.84
14-Dec-01         0.38           -6.67              1.01          -0.57           0.86
21-Dec-01         0.82           -6.31              3.74           1.36           0.90
28-Dec-01         0.76           -4.52              5.87           2.79           0.93
04-Jan-02         0.97           -2.52              7.09           3.93           0.97
11-Jan-02         2.50           -5.40              5.11           1.54           1.02
18-Jan-02         2.33           -7.20              1.77          -0.05           1.04
25-Jan-02         1.79           -8.25              2.86           0.45           1.06
01-Feb-02         2.24           -9.32              3.04          -0.44           1.09
08-Feb-02         2.58          -10.62              0.19          -2.75           1.13
15-Feb-02         2.80           -8.40              0.78          -2.04           1.16
22-Feb-02         3.00          -10.38             -0.09          -3.31           1.19
01-Mar-02         2.59           -7.50              2.79           0.57           1.22
08-Mar-02         1.43           -2.18              7.43           3.45           1.24
15-Mar-02         1.22           -2.37              7.30           3.62           1.26
22-Mar-02         1.13           -3.62              8.02           2.06           1.30
29-Mar-02         1.30           -3.89              8.95           2.03           1.35
05-Apr-02         2.31           -3.90              7.10          -0.16           1.39
12-Apr-02         2.56           -5.60             10.93          -1.20           1.43
19-Apr-02         2.80           -2.58             11.36           0.06           1.46
26-Apr-02         3.36           -3.53              7.96          -4.29           1.49
03-May-02         3.43           -2.90             10.32          -4.46           1.52
10-May-02         3.39           -2.96              6.13          -6.10           1.56
17-May-02         2.96           -0.35              9.65          -1.51           1.60
24-May-02         3.61           -1.03              6.37          -3.54           1.64
31-May-02         4.14           -1.12              5.07          -4.86           1.67
07-Jun-02         4.09           -4.30              1.42          -8.39           1.70
14-Jun-02         5.21           -8.34             -1.00         -10.20           1.74
21-Jun-02         5.37           -8.43             -0.56         -11.81           1.77
28-Jun-02         5.04           -5.19             -0.15         -11.64           1.82
05-Jul-02         4.93           -5.67             -4.82         -11.71           1.83
12-Jul-02         6.16           -9.92            -10.77         -17.75           1.87
19-Jul-02         6.27          -12.50            -16.61         -24.32           1.90
26-Jul-02         6.50          -17.89            -17.45         -23.86           1.94
02-Aug-02         7.11          -17.02            -18.67         -22.75           1.99
09-Aug-02         7.18          -14.52            -16.05         -18.78           2.02
16-Aug-02         6.91          -13.72            -14.40         -16.98           2.05
23-Aug-02         7.68          -12.87            -13.49         -15.90           2.08
30-Aug-02         8.11          -14.95            -15.44         -17.99           2.11

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).


Schwab Tax-Free Bond Funds

      Bonds performed comparatively well, while stock prices fizzled amid concerns over corporate earnings.

[PHOTO OF SUBWAY]

[PHOTO OF WELDER]

MIXED SIGNALS FROM GDP, UNEMPLOYMENT, CONSUMERS AND THE FED.

After shrinking for the first three quarters of 2001, Gross Domestic Product (GDP; see chart, next page) grew in the most recent three quarters, including a strong 5.0% rise in Q1 2002. GDP fell back to 1.3% in Q2 2002, although investment in software and equipment--the recovery's missing ingredient--was up 3.1%, its first positive quarter since Q3 2000.

The Institute of Supply Management's August 2002 reports showed both manufacturing and non-manufacturing industries to be weaker than expected. Also in August,the Federal Reserve (the Fed) signaled that further rate cuts may be necessary,and the University of Michigan's Consumer Sentiment Index fell.

Not all signs were negative. Inflation remained virtually non-existent. A surge of refinancing, prompted by low rates, helped keep consumer spending strong. Unemployment fell slightly in August, unexpectedly. Also, the last six months of the period saw an increase of 183,000 jobs in temp employment--potentially a positive sign, since employers often hire temps as they test the waters during the initial stages of economic recovery.

BONDS OUTPACED OTHER ASSET CLASSES, AS WARY INVESTORS FLOCKED TO TREASURIES.

Fearing that continued economic weakness could affect corporations' ability to meet bond payments, bond investors flocked to the relative safety of U.S. Treasury issues, joined by investors moving money out of stocks. The resulting demand for Treasuries pushed prices up and yields down: in August, 10-year Treasuries saw their lowest yields in almost 40 years, dipping below 4% (see chart, page 5).

Lower-rated corporate bonds saw the flip side of this trend, with prices falling and yields rising as investors demanded higher yields in exchange for perceived higher risks. A number of large corporations were even forced to postpone issuing new lower-rated bonds because of weak demand among bond investors.

The past year did see core profitability improve at U.S. corporations, a positive for stock and bond investors alike. However, much of this was due to cost-cutting rather than revenue growth, and therefore, investors have tended to see it as a one-time improvement rather than an indication of a sustainable trend.

MARKET OVERVIEW continued

[PHOTO OF OIL PUMP]

LOOKING AHEAD: NEGATIVE FACTORS COULD MAKE RECOVERY SLOWER THAN EXPECTED.

With the economy still sending mixed signals about its health, we concur with the consensus view that the recovery is likely to be moderate and protracted. For now, the U.S. economy appears to be in a holding pattern.

We can identify several risks that could further delay economic recovery if they materialize. One is the expansion in the war against terrorism, which would hit a weakened economy with a large expense and could result in a spike in oil prices and a further erosion of investor confidence.

Further fallout from corporate scandals could take a toll on equity markets and put more stress on corporate bond prices.

Another factor could be a retrenchment in retail spending, which so far has been strong. Any of these factors could hamper the recovery; if they remain in abeyance, the recovery may gain ground.

ECONOMIC FACTORS AND THEIR ON THESE FUNDS

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment. While the relationship of each of these factors to the performance of the funds is complex, the commentary over each chart includes analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

Growth of 5.0% in Q1 2002 pleasantly surprised many, but Q2 2002 growth was just 1.3%. Revisions to 2001 figures increased that year's number of negative quarters from one to three.

[BAR CHART]

           Quarterly
           GDP growth
Q3 1992       3.1
Q4 1992       5.4
Q1 1993      -0.1
Q2 1993       2.5
Q3 1993       1.8
Q4 1993       6.2
Q1 1994       3.4
Q2 1994       5.7
Q3 1994       2.2
Q4 1994       5.0
Q1 1995       1.5
Q2 1995       0.8
Q3 1995       3.1
Q4 1995       3.2
Q1 1996       2.9
Q2 1996       6.8
Q3 1996       2.0
Q4 1996       4.6
Q1 1997       4.4
Q2 1997       5.9
Q3 1997       4.2
Q4 1997       2.8
Q1 1998       6.1
Q2 1998       2.2
Q3 1998       4.1
Q4 1998       6.7
Q1 1999       3.0
Q2 1999       2.0
Q3 1999       5.2
Q4 1999       7.1
Q1 2000       2.6
Q2 2000       4.8
Q3 2000       0.6
Q4 2000       1.1
Q1 2001      -0.6
Q2 2001      -1.6
Q3 2001      -0.3
Q4 2001       2.7
Q1 2002       5.0
Q2 2002       1.1

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.


Schwab Tax-Free Bond Funds

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment fell to 5.7% in August. The August figures showed more job creation in service, government and construction, but fewer in retail trade and even fewer in manufacturing.

[LINE GRAPH]


                             Monthly U.S.
                             Unemployment

01-Jun-92                       7.80
01-Jul-92                       7.70
01-Aug-92                       7.60
01-Sep-92                       7.60
01-Oct-92                       7.30
01-Nov-92                       7.40
01-Dec-92                       7.40
01-Jan-93                       7.30
01-Feb-93                       7.10
01-Mar-93                       7.00
01-Apr-93                       7.10
01-May-93                       7.10
01-Jun-93                       7.00
01-Jul-93                       6.90
01-Aug-93                       6.80
01-Sep-93                       6.70
01-Oct-93                       6.80
01-Nov-93                       6.60
01-Dec-93                       6.50
01-Jan-94                       6.80
01-Feb-94                       6.60
01-Mar-94                       6.50
01-Apr-94                       6.40
01-May-94                       6.10
01-Jun-94                       6.10
01-Jul-94                       6.30
01-Aug-94                       6.00
01-Sep-94                       5.80
01-Oct-94                       5.80
01-Nov-94                       5.60
01-Dec-94                       5.50
01-Jan-95                       5.60
01-Feb-95                       5.40
01-Mar-95                       5.30
01-Apr-95                       5.80
01-May-95                       5.80
01-Jun-95                       5.60
01-Jul-95                       5.60
01-Aug-95                       5.70
01-Sep-95                       5.60
01-Oct-95                       5.50
01-Nov-95                       5.70
01-Dec-95                       5.60
01-Jan-96                       5.60
01-Feb-96                       5.50
01-Mar-96                       5.60
01-Apr-96                       5.50
01-May-96                       5.60
01-Jun-96                       5.30
01-Jul-96                       5.50
01-Aug-96                       5.10
01-Sep-96                       5.20
01-Oct-96                       5.20
01-Nov-96                       5.30
01-Dec-96                       5.40
01-Jan-97                       5.30
01-Feb-97                       5.30
01-Mar-97                       5.10
01-Apr-97                       5.00
01-May-97                       4.70
01-Jun-97                       5.00
01-Jul-97                       4.70
01-Aug-97                       4.90
01-Sep-97                       4.70
01-Oct-97                       4.70
01-Nov-97                       4.60
01-Dec-97                       4.70
01-Jan-98                       4.50
01-Feb-98                       4.60
01-Mar-98                       4.60
01-Apr-98                       4.30
01-May-98                       4.30
01-Jun-98                       4.50
01-Jul-98                       4.50
01-Aug-98                       4.50
01-Sep-98                       4.50
01-Oct-98                       4.50
01-Nov-98                       4.40
01-Dec-98                       4.30
01-Jan-99                       4.30
01-Feb-99                       4.40
01-Mar-99                       4.20
01-Apr-99                       4.30
01-May-99                       4.20
01-Jun-99                       4.30
01-Jul-99                       4.30
01-Aug-99                       4.20
01-Sep-99                       4.20
01-Oct-99                       4.10
01-Nov-99                       4.10
01-Dec-99                       4.10
01-Jan-00                       4.00
01-Feb-00                       4.10
01-Mar-00                       4.10
01-Apr-00                       3.90
01-May-00                       4.10
01-Jun-00                       4.00
01-Jul-00                       4.00
01-Aug-00                       4.10
01-Sep-00                       3.90
01-Oct-00                       3.90
01-Nov-00                       4.00
01-Dec-00                       4.00
01-Jan-02                       4.20
01-Feb-02                       4.20
01-Mar-02                       4.30
01-Apr-02                       4.50
01-May-02                       4.40
01-Jun-02                       4.50
01-Jul-02                       4.50
01-Aug-02                       4.90
01-Sep-02                       4.90
01-Oct-02                       5.40
01-Nov-02                       5.60
01-Dec-02                       5.80
02-Jan-02                       5.60
02-Feb-02                       5.50
02-Mar-02                       5.70
02-Apr-02                       6.00
02-May-02                       5.80
02-Jun-02                       5.90
02-Jul-02                       5.90
02-Aug-02                       5.70

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and i s generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.8% for the 12 months ended August 31, 2002 (2.4% if food and energy are excluded). ECI rose 4.0% for the 12 months ended June 30, 2002.

[LINE GRAPH]

                     Consumer                                   Employment
Date                Price Index            Date                 Cost Index
01-Jun-92               3.10             01-Jul-92                 3.50
01-Jul-92               3.20             01-Aug-92                 3.50
01-Aug-92               3.10             01-Sep-92                 3.50
01-Sep-92               3.00             01-Oct-92                 3.50
01-Oct-92               3.20             01-Nov-92                 3.50
01-Nov-92               3.00             01-Dec-92                 3.50
01-Dec-92               2.90             01-Jan-93                 3.50
01-Jan-93               3.30             01-Feb-93                 3.50
01-Feb-93               3.20             01-Mar-93                 3.50
01-Mar-93               3.10             01-Apr-93                 3.60
01-Apr-93               3.20             01-May-93                 3.60
01-May-93               3.20             01-Jun-93                 3.60
01-Jun-93               3.00             01-Jul-93                 3.60
01-Jul-93               2.80             01-Aug-93                 3.60
01-Aug-93               2.80             01-Sep-93                 3.60
01-Sep-93               2.70             01-Oct-93                 3.50
01-Oct-93               2.80             01-Nov-93                 3.50
01-Nov-93               2.70             01-Dec-93                 3.50
01-Dec-93               2.70             01-Jan-94                 3.20
01-Jan-94               2.50             01-Feb-94                 3.20
01-Feb-94               2.50             01-Mar-94                 3.20
01-Mar-94               2.50             01-Apr-94                 3.20
01-Apr-94               2.40             01-May-94                 3.20
01-May-94               2.30             01-Jun-94                 3.20
01-Jun-94               2.50             01-Jul-94                 3.20
01-Jul-94               2.80             01-Aug-94                 3.20
01-Aug-94               2.90             01-Sep-94                 3.20
01-Sep-94               3.00             01-Oct-94                 3.00
01-Oct-94               2.60             01-Nov-94                 3.00
01-Nov-94               2.70             01-Dec-94                 3.00
01-Dec-94               2.70             01-Jan-95                 2.90
01-Jan-95               2.80             01-Feb-95                 2.90
01-Feb-95               2.90             01-Mar-95                 2.90
01-Mar-95               2.90             01-Apr-95                 2.90
01-Apr-95               3.10             01-May-95                 2.90
01-May-95               3.20             01-Jun-95                 2.90
01-Jun-95               3.00             01-Jul-95                 2.70
01-Jul-95               2.80             01-Aug-95                 2.70
01-Aug-95               2.60             01-Sep-95                 2.70
01-Sep-95               2.50             01-Oct-95                 2.70
01-Oct-95               2.80             01-Nov-95                 2.70
01-Nov-95               2.60             01-Dec-95                 2.70
01-Dec-95               2.50             01-Jan-96                 2.80
01-Jan-96               2.70             01-Feb-96                 2.80
01-Feb-96               2.70             01-Mar-96                 2.80
01-Mar-96               2.80             01-Apr-96                 2.90
01-Apr-96               2.90             01-May-96                 2.90
01-May-96               2.90             01-Jun-96                 2.90
01-Jun-96               2.80             01-Jul-96                 2.80
01-Jul-96               3.00             01-Aug-96                 2.80
01-Aug-96               2.90             01-Sep-96                 2.80
01-Sep-96               3.00             01-Oct-96                 2.90
01-Oct-96               3.00             01-Nov-96                 2.90
01-Nov-96               3.30             01-Dec-96                 2.90
01-Dec-96               3.30             01-Jan-97                 2.90
01-Jan-97               3.00             01-Feb-97                 2.90
01-Feb-97               3.00             01-Mar-97                 2.90
01-Mar-97               2.80             01-Apr-97                 2.80
01-Apr-97               2.50             01-May-97                 2.80
01-May-97               2.20             01-Jun-97                 2.80
01-Jun-97               2.30             01-Jul-97                 3.00
01-Jul-97               2.20             01-Aug-97                 3.00
01-Aug-97               2.20             01-Sep-97                 3.00
01-Sep-97               2.20             01-Oct-97                 3.30
01-Oct-97               2.10             01-Nov-97                 3.30
01-Nov-97               1.80             01-Dec-97                 3.30
01-Dec-97               1.70             01-Jan-98                 3.30
01-Jan-98               1.60             01-Feb-98                 3.30
01-Feb-98               1.40             01-Mar-98                 3.30
01-Mar-98               1.40             01-Apr-98                 3.50
01-Apr-98               1.40             01-May-98                 3.50
01-May-98               1.70             01-Jun-98                 3.50
01-Jun-98               1.70             01-Jul-98                 3.70
01-Jul-98               1.70             01-Aug-98                 3.70
01-Aug-98               1.60             01-Sep-98                 3.70
01-Sep-98               1.50             01-Oct-98                 3.40
01-Oct-98               1.50             01-Nov-98                 3.40
01-Nov-98               1.50             01-Dec-98                 3.40
01-Dec-98               1.60             01-Jan-99                 3.00
01-Jan-99               1.70             01-Feb-99                 3.00
01-Feb-99               1.60             01-Mar-99                 3.00
01-Mar-99               1.70             01-Apr-99                 3.20
01-Apr-99               2.30             01-May-99                 3.20
01-May-99               2.10             01-Jun-99                 3.20
01-Jun-99               2.00             01-Jul-99                 3.10
01-Jul-99               2.10             01-Aug-99                 3.10
01-Aug-99               2.30             01-Sep-99                 3.10
01-Sep-99               2.60             01-Oct-99                 3.40
01-Oct-99               2.60             01-Nov-99                 3.40
01-Nov-99               2.60             01-Dec-99                 3.40
01-Dec-99               2.70             01-Jan-00                 4.30
01-Jan-00               2.70             01-Feb-00                 4.30
01-Feb-00               3.20             01-Mar-00                 4.30
01-Mar-00               3.70             01-Apr-00                 4.40
01-Apr-00               3.00             01-May-00                 4.40
01-May-00               3.10             01-Jun-00                 4.40
01-Jun-00               3.70             01-Jul-00                 4.30
01-Jul-00               3.70             01-Aug-00                 4.30
01-Aug-00               3.40             01-Sep-00                 4.30
01-Sep-00               3.50             01-Oct-00                 4.10
01-Oct-00               3.40             01-Nov-00                 4.10
01-Nov-00               3.40             01-Dec-00                 4.10
01-Dec-00               3.40             01-Jan-02                 4.10
01-Jan-02               3.70             01-Feb-02                 4.10
01-Feb-02               3.50             01-Mar-02                 4.10
01-Mar-02               2.90             01-Apr-02                 3.90
01-Apr-02               3.30             01-May-02                 3.90
01-May-02               3.60             01-Jun-02                 3.90
01-Jun-02               3.20             01-Jul-02                 4.10
01-Jul-02               2.70             01-Aug-02                 4.10
01-Aug-02               2.70             01-Sep-02                 4.10
01-Sep-02               2.60             01-Oct-02                 4.10
01-Oct-02               2.10             01-Nov-02                 4.10
01-Nov-02               1.90             01-Dec-02                 4.10
01-Dec-02               1.60             02-Jan-02                 3.90
02-Jan-02               1.10             02-Feb-02                 3.90
02-Feb-02               1.10             02-Mar-02                 3.90
02-Mar-02               1.50             02-Apr-02                 4.00
02-Apr-02               1.60             02-May-02                 4.00
02-May-02               1.20             02-Jun-02                 4.00
02-Jun-02               1.10
02-Jul-02               1.50
02-Aug-02               1.80

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

YIELDS OF MUNICIPAL SECURITIES
Effective yields of five-year and 30-year municipal bonds

Short-term muni yields declined substantially over the report period as short-term interest rates fell. Long-term muni yields declined less dramatically.

[LINE GRAPH]


                        5-Year AAA GO Bond           30-Year Bond Buyer 40 Index
30-Jun-92                       4.81                             6.51
31-Jul-92                       4.31                             6.11
31-Aug-92                       4.55                             6.48
30-Sep-92                       4.58                             6.57
30-Oct-92                       4.68                             6.98
30-Nov-92                       4.42                              6.5
31-Dec-92                       4.49                             6.45
29-Jan-93                       4.49                             6.34
26-Feb-93                       4.02                              5.9
31-Mar-93                       4.27                             6.09
30-Apr-93                       4.19                             6.03
31-May-93                       4.23                             5.99
30-Jun-93                       4.02                             5.79
30-Jul-93                       4.11                             5.87
31-Aug-93                       3.92                             5.61
30-Sep-93                       3.71                             5.51
29-Oct-93                       3.73                             5.59
30-Nov-93                       3.97                              5.9
31-Dec-93                       3.83                              5.6
31-Jan-94                       3.70                             5.51
28-Feb-94                       4.02                             6.09
31-Mar-94                       4.71                             7.04
29-Apr-94                       4.82                             7.02
31-May-94                       4.77                             6.89
30-Jun-94                       4.83                             6.92
29-Jul-94                       4.69                             6.62
31-Aug-94                       4.71                             6.55
30-Sep-94                       4.92                             6.93
31-Oct-94                       5.11                             7.36
30-Nov-94                       5.37                             7.73
30-Dec-94                       5.30                             7.28
31-Jan-95                       5.12                             6.86
28-Feb-95                       5.01                             6.47
31-Mar-95                       4.83                              6.4
28-Apr-95                       4.84                             6.43
31-May-95                       4.48                             6.04
30-Jun-95                       4.57                             6.37
31-Jul-95                       4.40                             6.38
31-Aug-95                       4.31                              6.3
29-Sep-95                       4.30                             6.23
31-Oct-95                       4.23                             5.99
30-Nov-95                       4.15                             5.74
29-Dec-95                       4.14                             5.65
31-Jan-96                       4.09                              5.7
29-Feb-96                       4.09                             5.99
29-Mar-96                       4.38                             6.44
30-Apr-96                       4.49                              6.5
31-May-96                       4.64                             6.45
28-Jun-96                       4.61                             6.26
31-Jul-96                       4.56                             6.18
30-Aug-96                       4.57                             6.21
30-Sep-96                       4.48                                6
31-Oct-96                       4.40                             5.94
29-Nov-96                       4.18                             5.73
31-Dec-96                       4.25                             5.87
31-Jan-97                       4.41                             6.02
28-Feb-97                       4.34                             5.96
31-Mar-97                       4.61                             6.26
30-Apr-97                       4.67                             6.15
30-May-97                       4.60                             5.88
30-Jun-97                       4.41                             5.79
31-Jul-97                       4.10                             5.38
29-Aug-97                       4.34                             5.73
30-Sep-97                       4.21                             5.61
31-Oct-97                       4.16                             5.59
28-Nov-97                       4.17                              5.5
31-Dec-97                       4.06                             5.35
30-Jan-98                       4.04                              5.3
27-Feb-98                       4.03                             5.44
31-Mar-98                       4.09                             5.46
30-Apr-98                       4.23                             5.68
29-May-98                       4.09                             5.34
30-Jun-98                       4.10                             5.36
31-Jul-98                       4.07                             5.41
31-Aug-98                       3.87                             5.19
30-Sep-98                       3.77                             5.09
30-Oct-98                       3.70                             5.34
30-Nov-98                       3.73                             5.25
31-Dec-98                       3.77                             5.34
29-Jan-99                       3.63                             5.21
26-Feb-99                       3.70                             5.33
31-Mar-99                       3.86                             5.39
30-Apr-99                       3.80                             5.47
31-May-99                       4.00                             5.62
30-Jun-99                       4.39                             5.91
30-Jul-99                       4.31                             5.94
31-Aug-99                       4.39                             6.21
00-Jan-00                       4.45                             6.31
29-Oct-99                       4.62                             6.53
30-Nov-99                       4.55                             6.42
31-Dec-99                       4.72                             6.55
31-Jan-00                       4.94                             6.68
29-Feb-00                       4.94                             6.43
31-Mar-00                       4.85                             6.09
28-Apr-00                       4.95                             6.21
31-May-00                       5.11                             6.46
30-Jun-00                       4.80                             6.02
31-Jul-00                       4.62                             5.84
31-Aug-00                       4.47                             5.75
30-Sep-00                       4.54                             5.93
31-Oct-00                       4.49                              5.8
30-Nov-00                       4.46                             5.79
31-Dec-00                       4.23                              5.4
31-Jan-01                       3.85                             5.37
28-Feb-01                       3.82                             5.39
30-Mar-01                       3.75                             5.39
30-Apr-01                       3.95                             5.77
31-May-01                       3.79                             5.61
29-Jun-01                       3.74                             5.57
31-Jul-01                       3.59                             5.33
31-Aug-01                       3.38                             5.11
30-Sep-01                       3.31                             5.31
31-Oct-01                       3.14                             5.26
30-Nov-01                       3.44                             5.45
31-Dec-01                       3.76                             5.64
31-Jan-02                       3.45                             5.45
28-Feb-02                       3.29                             5.33
31-Mar-02                       3.95                             5.71
30-Apr-02                       3.46                             5.47
31-May-02                       3.40                             5.53
30-Jun-02                       3.19                              5.4
31-Jul-02                       2.93                             5.27
31-Aug-02                       2.83                             5.14

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

YIELD ADVANTAGE OF MUNIS OVER TREASURIES Difference in yields for five-year bonds for the top federal and combined federal/CA tax brackets

Munis continued to maintain their after-tax yield advantage over Treasuries for high tax bracket investors.

[LINE GRAPH]

                              Federal                           Federal/CA
                           38.6% Bracket                      44.31% Bracket
30-Jun-92                       0.96                               1.32
31-Jul-92                       0.74                               1.07
31-Aug-92                       1.13                               1.45
30-Sep-92                       1.31                               1.62
30-Oct-92                       1.07                                1.4
30-Nov-92                       0.60                               0.96
31-Dec-92                       0.81                               1.15
29-Jan-93                       1.08                                1.4
26-Feb-93                       0.82                               1.12
31-Mar-93                       1.05                               1.35
30-Apr-93                       1.05                               1.35
31-May-93                       0.93                               1.24
30-Jun-93                       0.92                               1.21
30-Jul-93                       0.95                               1.24
31-Aug-93                       0.98                               1.25
30-Sep-93                       0.78                               1.05
29-Oct-93                       0.75                               1.03
30-Nov-93                       0.80                                1.1
31-Dec-93                       0.63                               0.93
31-Jan-94                       0.62                                0.9
28-Feb-94                       0.60                               0.92
31-Mar-94                       0.89                               1.24
29-Apr-94                       0.75                               1.12
31-May-94                       0.62                                  1
30-Jun-94                       0.56                               0.96
29-Jul-94                       0.56                               0.94
31-Aug-94                       0.53                               0.92
30-Sep-94                       0.45                               0.87
31-Oct-94                       0.51                               0.94
30-Nov-94                       0.59                               1.03
30-Dec-94                       0.49                               0.94
31-Jan-95                       0.51                               0.94
28-Feb-95                       0.69                               1.09
31-Mar-95                       0.49                               0.89
28-Apr-95                       0.62                               1.01
31-May-95                       0.76                               1.11
30-Jun-95                       0.91                               1.25
31-Jul-95                       0.62                               0.97
31-Aug-95                       0.58                               0.93
29-Sep-95                       0.61                               0.95
31-Oct-95                       0.66                               0.99
30-Nov-95                       0.76                               1.08
29-Dec-95                       0.84                               1.14
31-Jan-96                       0.88                               1.17
29-Feb-96                       0.57                                0.9
29-Mar-96                       0.64                               0.99
30-Apr-96                       0.55                               0.92
31-May-96                       0.57                               0.95
28-Jun-96                       0.64                               1.01
31-Jul-96                       0.53                                0.9
30-Aug-96                       0.44                               0.82
30-Sep-96                       0.52                               0.88
31-Oct-96                       0.67                               1.02
29-Nov-96                       0.60                               0.93
31-Dec-96                       0.44                               0.79
31-Jan-97                       0.57                               0.93
28-Feb-97                       0.42                               0.78
31-Mar-97                       0.46                               0.85
30-Apr-97                       0.63                               1.01
30-May-97                       0.61                               0.98
30-Jun-97                       0.49                               0.86
31-Jul-97                       0.48                               0.81
29-Aug-97                       0.52                               0.87
30-Sep-97                       0.53                               0.88
31-Oct-97                       0.66                               0.98
28-Nov-97                       0.58                               0.92
31-Dec-97                       0.55                               0.88
30-Jan-98                       0.74                               1.04
27-Feb-98                       0.60                               0.92
31-Mar-98                       0.64                               0.96
30-Apr-98                       0.77                               1.09
29-May-98                       0.68                                  1
30-Jun-98                       0.74                               1.06
31-Jul-98                       0.69                               1.01
31-Aug-98                       0.93                                1.2
30-Sep-98                       1.18                               1.42
30-Oct-98                       1.10                               1.34
30-Nov-98                       0.98                               1.23
31-Dec-98                       0.98                               1.24
29-Jan-99                       0.84                                1.1
26-Feb-99                       0.49                               0.79
31-Mar-99                       0.73                               1.02
30-Apr-99                       0.60                                0.9
31-May-99                       0.57                               0.89
30-Jun-99                       0.92                               1.25
30-Jul-99                       0.75                               1.08
31-Aug-99                       0.79                               1.12
30-Sep-99                       0.92                               1.25
29-Oct-99                       0.97                               1.31
30-Nov-99                       0.80                               1.15
31-Dec-99                       0.82                               1.19
31-Jan-00                       0.84                               1.22
29-Feb-00                       0.89                               1.27
31-Mar-00                       0.97                               1.33
28-Apr-00                       0.94                               1.31
31-May-00                       1.11                               1.48
30-Jun-00                       1.00                               1.36
31-Jul-00                       0.85                                1.2
31-Aug-00                       0.80                               1.14
30-Sep-00                       0.95                               1.28
31-Oct-00                       0.92                               1.25
30-Nov-00                       1.13                               1.44
31-Dec-00                       1.17                               1.46
31-Jan-01                       0.92                               1.19
28-Feb-01                       0.96                               1.22
30-Mar-01                       0.95                               1.21
30-Apr-01                       0.95                               1.23
31-May-01                       0.77                               1.05
29-Jun-01                       0.70                               0.98
31-Jul-01                       0.81                               1.07
31-Aug-01                       0.69                               0.94
30-Sep-01                       0.97                               1.19
31-Oct-01                       1.01                                1.2
30-Nov-01                       0.94                               1.18
31-Dec-01                       1.12                               1.36
31-Jan-02                       0.77                               1.02
28-Feb-02                       0.72                               0.96
31-Mar-02                       1.00                               1.27
30-Apr-02                       0.75                               1.01
31-May-02                       0.73                               0.97
30-Jun-02                       0.71                               0.94
31-Jul-02                       0.81                               1.01
31-Aug-02                       0.85                               1.04

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax. For example, if the line for the 38.6% bracket stood at 1% on a given date, it would mean that five-year munis were effectively yielding 1% more than five-year Treasuries for an investor in the 38.6% tax bracket.

Data source: Bloomberg L.P.

     The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 2

SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

      JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL: SWITX

[GRAPHIC]

                       INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1       SHORT      MEDIUM      LONG
HIGH                    /X/        / /         / /
MEDIUM                  / /        / /         / /
LOW                     / /        / /         / /

MANAGER'S PERSPECTIVE

AS A GROUP, MUNICIPAL BONDS PERFORMED WELL COMPARED WITH OTHER ASSET CLASSES DURING THE REPORT PERIOD. At least two factors helped push yields down. One factor was the Fed's lowering of short-term rates from 3.50% to 1.75% during the last four months of 2001. A second factor was high demand, as investors abandoned stocks.

THE FUND'S FOCUS ON HIGH QUALITY SECURITIES ENABLED IT TO PROVIDE A RETURN OF 5.37% DURING THE REPORT PERIOD. With accounting and corporate governance issues dominating the equity markets, many investors shifted to municipal investments. Throughout the report period, the muni market saw record issuance as issuers sought to lock in lower financing rates. In spite of the increased supply, munis continued to perform well versus taxable bonds and equities.

As the report period progressed and short-term yields reached historically low levels, we focused on higher yielding bonds with longer maturities (8-10 years). Toward the end of the period, we essentially used a "barbell" strategy for the portfolio's maturity (a strategy that emphasizes the short and the long ends of the maturity range and underemphasizes the middle). This approach allowed us to get the higher rates available at the long end while managing overall portfolio maturity and keeping a large position in highly liquid short-term securities.

OPPOSING FORCES ARE VYING TO CONTROL THE BOND MARKET'S FUTURE DIRECTION. Further economic weakness could mean continued high demand for quality muni bonds. But economic improvement could push yields up and prices down. Future bond market trends are therefore likely to depend on the strength and timing of a recovery.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
  (AMT).


Schwab Tax-Free Bond Funds

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/02

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 2.57% 1 and its taxable-equivalent yield was 4.19%. 1, 2

[BAR CHART]

                                           Lehman Brothers
                                           3-Year Municipal      Peer group
                             Fund 1        Bond Index            average 3
1 year                       5.37%         5.71%                 4.27%
5 years                      4.85%         5.42%                 4.50%
Since inception: 4/21/93     4.64%         5.09%                  n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

$15,289 FUND 1

$15,922 LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                          Lehman Brothers 3-Year
                 Fund 1   Municipal Bond Index
21-Apr-93      10000.00      10000.00
30-Apr-93       9990.00       9993.00
31-May-93      10038.00      10020.00
30-Jun-93      10129.00      10085.00
31-Jul-93      10151.00      10090.00
31-Aug-93      10283.00      10184.00
30-Sep-93      10344.00      10228.00
31-Oct-93      10366.00      10250.00
30-Nov-93      10326.00      10237.00
31-Dec-93      10462.00      10344.00
31-Jan-94      10567.00      10428.00
28-Feb-94      10412.00      10331.00
31-Mar-94      10218.00      10206.00
30-Apr-94      10280.00      10267.00
31-May-94      10323.00      10315.00
30-Jun-94      10312.00      10318.00
31-Jul-94      10407.00      10403.00
31-Aug-94      10429.00      10440.00
30-Sep-94      10377.00      10414.00
31-Oct-94      10317.00      10389.00
30-Nov-94      10245.00      10370.00
31-Dec-94      10346.00      10415.00
31-Jan-95      10445.00      10501.00
28-Feb-95      10563.00      10612.00
31-Mar-95      10655.00      10707.00
30-Apr-95      10691.00      10743.00
31-May-95      10881.00      10908.00
30-Jun-95      10884.00      10934.00
31-Jul-95      10987.00      11050.00
31-Aug-95      11079.00      11136.00
30-Sep-95      11115.00      11167.00
31-Oct-95      11175.00      11221.00
30-Nov-95      11255.00      11293.00
31-Dec-95      11305.00      11340.00
31-Jan-96      11383.00      11429.00
29-Feb-96      11364.00      11431.00
31-Mar-96      11313.00      11403.00
30-Apr-96      11306.00      11417.00
31-May-96      11312.00      11427.00
30-Jun-96      11371.00      11496.00
31-Jul-96      11443.00      11559.00
31-Aug-96      11447.00      11577.00
30-Sep-96      11519.00      11647.00
31-Oct-96      11605.00      11729.00
30-Nov-96      11712.00      11838.00
31-Dec-96      11705.00      11844.00
31-Jan-97      11742.00      11896.00
28-Feb-97      11801.00      11954.00
31-Mar-97      11737.00      11892.00
30-Apr-97      11776.00      11943.00
31-May-97      11876.00      12040.00
30-Jun-97      11938.00      12111.00
31-Jul-97      12096.00      12255.00
31-Aug-97      12065.00      12230.00
30-Sep-97      12141.00      12319.00
31-Oct-97      12194.00      12373.00
30-Nov-97      12222.00      12409.00
31-Dec-97      12310.00      12493.00
31-Jan-98      12384.00      12575.00
28-Feb-98      12397.00      12602.00
31-Mar-98      12417.00      12622.00
30-Apr-98      12386.00      12604.00
31-May-98      12502.00      12722.00
30-Jun-98      12543.00      12765.00
31-Jul-98      12574.00      12811.00
31-Aug-98      12689.00      12935.00
30-Sep-98      12793.00      13018.00
31-Oct-98      12837.00      13080.00
30-Nov-98      12862.00      13112.00
31-Dec-98      12898.00      13143.00
31-Jan-99      13022.00      13263.00
28-Feb-99      12997.00      13277.00
31-Mar-99      13004.00      13289.00
30-Apr-99      13033.00      13330.00
31-May-99      13000.00      13312.00
30-Jun-99      12876.00      13232.00
31-Jul-99      12946.00      13297.00
31-Aug-99      12925.00      13313.00
30-Sep-99      12967.00      13363.00
31-Oct-99      12922.00      13365.00
30-Nov-99      12991.00      13423.00
31-Dec-99      12964.00      13402.00
31-Jan-00      12952.00      13426.00
29-Feb-00      12982.00      13468.00
31-Mar-00      13108.00      13536.00
30-Apr-00      13073.00      13539.00
31-May-00      13053.00      13553.00
30-Jun-00      13283.00      13725.00
31-Jul-00      13382.00      13836.00
31-Aug-00      13507.00      13941.00
30-Sep-00      13512.00      13946.00
31-Oct-00      13586.00      14024.00
30-Nov-00      13643.00      14080.00
31-Dec-00      13831.00      14238.00
31-Jan-01      14006.00      14453.00
28-Feb-01      14047.00      14509.00
31-Mar-01      14136.00      14610.00
30-Apr-01      14057.00      14589.00
31-May-01      14172.00      14721.00
30-Jun-01      14243.00      14788.00
31-Jul-01      14357.00      14907.00
31-Aug-01      14510.00      15062.00
30-Sep-01      14552.00      15138.00
31-Oct-01      14649.00      15236.00
30-Nov-01      14533.00      15189.00
31-Dec-01      14442.00      15174.00
31-Jan-02      14638.00      15366.00
28-Feb-02      14775.00      15482.00
31-Mar-02      14546.00      15251.00
30-Apr-02      14811.00      15475.00
31-May-02      14866.00      15565.00
30-Jun-02      15006.00      15699.00
31-Jul-02      15147.00      15821.00
31-Aug-02      15289.00      15922.00

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1  Fund performance reflects expense reductions by the fund's investment adviser
   (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (38.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/02, the total number of funds in the Municipal Short Bond Fund category for the one- and five-year periods was 103 and 81, respectively.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/02

     SECURITY                                                          RATE    MATURITY DATE   % OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------
 (1) ARIZONA                                                            5.00%       9/1/07            4.0%
     Refunding, Series 2002B
---------------------------------------------------------------------------------------------------------------
 (2) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT                         2.40%       1/15/04           3.6%
     School Facility Bridge Funding Program
---------------------------------------------------------------------------------------------------------------
 (3) PHILADELPHIA                                                       5.50%       11/1/11           3.3%
     Water & Wastewater Revenue, Series 2001B
---------------------------------------------------------------------------------------------------------------
 (4) WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM                        5.70%       7/1/08            3.3%
     Nuclear Project No. 2, Revenue, Series 1993A
---------------------------------------------------------------------------------------------------------------
 (5) WASHINGTON CONVENTION CENTER AUTHORITY                             5.00%       10/1/06           3.2%
     Dedicated Tax Senior Lien Revenue
---------------------------------------------------------------------------------------------------------------
 (6) WAYNE CHARTER COUNTY AIRPORT                                       5.00%       12/1/10           3.0%
     Revenue Refunding, Series 2002D
---------------------------------------------------------------------------------------------------------------
 (7) KENTUCKY PROPERTY & BUILDINGS COMMISSION                           5.50%       8/01/09           2.9%
     Project No. 71, Revenue
---------------------------------------------------------------------------------------------------------------
 (8) OHIO BUILDING AUTHORITY                                            5.13%       10/1/06           2.9%
     Administrative Building Fund Project, Revenue, Series 1998A
---------------------------------------------------------------------------------------------------------------
 (9) NEW JERSEY TRANSPORTATION CORP.                                    5.50%       9/15/07           2.8%
     Federal Transportation Administration Grants, Series 2000B
---------------------------------------------------------------------------------------------------------------
(10) JACKSON COUNTY POLLUTION CONTROL                                   1.85%       9/1/02            2.8%
     Chevron U.S.A., Inc. Project, Revenue Refunding
---------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                           31.8%

DIVIDENDS PAID in each fiscal year

[BAR CHART]

                        Income
                       dividends
                       per share
1993                     0.13
1994                     0.37
1995                     0.40
1996                     0.41
1997                     0.41
1998                     0.42
1999                     0.40
2000                     0.41
2001                     0.39
2002                     0.34

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2 Period from the fund's inception on 4/21/93 through 8/31/93.


Schwab Tax-Free Bond Funds

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/02

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

100.0%   Municipal Bonds

BY CREDIT QUALITY 1

[PIE CHART]

77.0%   AAA
15.4%   AA
 6.0%   A
 1.5%   Unrated Securities
 0.1%   Short-Term Ratings

BY MATURITY

[PIE CHART]

13.1%   0-6 months
15.5%   7-36 months
21.0%   37-60 months
50.4%   More than 60 months

STATISTICS as of 8/31/02

                                                                  PEER GROUP
                                                   FUND            AVERAGE 2
--------------------------------------------------------------------------------
Number of issues                                      65               170
--------------------------------------------------------------------------------
12-Month yield                                      3.20%             3.25%
--------------------------------------------------------------------------------
Weighted average rate                               4.74%             5.08%
--------------------------------------------------------------------------------
Weighted average maturity                            4.7 yrs           3.5 yrs
--------------------------------------------------------------------------------
Weighted average duration                            3.7 yrs           2.7 yrs
--------------------------------------------------------------------------------
Weighted average credit quality                      AAA                AA

EXPENSE RATIO as of 8/31/02

[BAR CHART]

Fund                              0.49% 3
Peer group average                0.86% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/02, there were 105 funds in the
  Municipal Short Bond Fund category.

3 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses). Effective 11/16/02, the guaranteed expense ratio will increase to 0.65% and will remain in effect until 11/15/03.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

      These tables provide additional data on the fund's performance,portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have both been audited by PricewaterhouseCoopers LLP.

      Look online at www.schwab.com/schwabfunds/how2read for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                    9/1/01-   9/1/00-   9/1/99-   9/1/98-   9/1/97-
                                                    8/31/02   8/31/01   8/31/00   8/31/99   8/31/98
---------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period                10.42     10.08     10.05     10.26     10.16
                                                     ----------------------------------------------
Income from investment operations:
    Net investment income                              0.35      0.39      0.41      0.40      0.42
    Net realized and unrealized gains or losses        0.20      0.34      0.03     (0.21)     0.10
                                                     ----------------------------------------------
    Total income from investment operations            0.55      0.73      0.44      0.19      0.52
Less distributions:
    Dividends from net investment income              (0.34)    (0.39)    (0.41)    (0.40)    (0.42)
                                                     ----------------------------------------------
Net asset value at end of period                      10.63     10.42     10.08     10.05     10.26
                                                     ==============================================
Total return (%)                                       5.37      7.42      4.50      1.86      5.17

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
    average net assets                                 0.49      0.49      0.49 1    0.49      0.49
Expense reductions reflected in above ratio            0.21      0.24      0.25      0.32      0.36
Ratio of net investment income to
    average net assets                                 3.29      3.84      4.11      3.87      3.99
Portfolio turnover rate                                  28        14        11         8        22
Net assets, end of period ($ x 1,000,000)               139       109        76        87        68

1 Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See financial notes.

PORTFOLIO HOLDINGS As of August 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

100.0%  MUNICIPAL BONDS
        Market Value: $138,195
        Cost: $133,296

0.0%    OTHER INVESTMENT
        COMPANIES
        Market Value: $27
        Cost: $27
------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $138,222
        Cost: $133,323

      ISSUER
      PROJECT                                                              MATURITY    FACE VALUE    MKT. VALUE
          TYPE OF SECURITY, SERIES                                RATE       DATE     ($ x 1,000)   ($ x 1,000)
      MUNICIPAL BONDS 100.0% of investments
      ----------------------------------------------------------------------------------------------------------

      FIXED-RATE OBLIGATIONS 89.7%
      ----------------------------------------------------------------------------------------------------------
      ARIZONA 8.1%

+o(1) ARIZONA
          Refunding, Series 2002B                                 5.00%     09/01/07        5,000        5,521

    + MARICOPA COUNTY ELEMENTARY SCHOOL DISTRICT NO. 068
          Prerefunded General Obligation, Series 1994A            6.80%     07/01/04        1,485        1,653
          Unrefunded General Obligation                           6.80%     07/01/12          515          559

    + MARICOPA COUNTY UNIFIED SCHOOL DISTRICT NO. 93
      Cave Creek Project
          General Obligation, Series 1997A                        5.00%     07/01/03        2,325        2,392

      PHOENIX CIVIC IMPROVEMENT CORP.
      Airport Project
          Senior Lien Revenue Refunding                           5.00%     07/01/04        1,000        1,058
                                                                                                       -------
                                                                                                        11,183
      CALIFORNIA 7.4%

      ALAMEDA PUBLIC FINANCING AUTHORITY
          Revenue                                                 4.95%     09/02/07        2,065        2,090

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
          Revenue, Series 2002D                                   4.35%     03/01/07        3,000        3,095

+o(2) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
      School Facility Bridge Funding Program                      2.40%     01/15/04        5,000        5,017
                                                                                                       -------
                                                                                                        10,202


                                                            See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

     ISSUER
     PROJECT                                                                  MATURITY    FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                                   RATE        DATE     ($ X 1,000)   ($ X 1,000)
     COLORADO 2.1%

     GRAND JUNCTION
     Dayton Hudson Corp. Project
         Industrial Development Revenue Refunding                  5.25%      05/01/03         2,000         2,032

  +  SUPERIOR DISTRICT NO. 2
         Metropolitan Revenue Refunding                            4.63%      12/01/13           920           933
                                                                                                            ------
                                                                                                             2,965
     DISTRICT OF COLUMBIA 3.2%

+(5) WASHINGTON CONVENTION CENTER AUTHORITY
         Dedicated Tax Senior Lien Revenue                         5.00%      10/01/06         4,000         4,373

     GEORGIA 1.5%

     PRIVATE COLLEGES & UNIVERSITIES FACILITIES AUTHORITY
     Emory University Project
         Revenue, Series 1992C                                     6.00%      10/01/05         2,000         2,046

     ILLINOIS 0.8%

   + CHICAGO PUBLIC BUILDING COMMISSION
         Building Revenue, Series 1999C                            5.50%      02/01/06         1,000         1,097

     INDIANA 2.5%

   + LAKE COUNTY INDUSTRIAL BUILDING CORP.
     First Mortgage
         Revenue                                                   5.25%      08/01/09         2,040         2,271

   + MONROE COUNTY INDUSTRIAL HOSPITAL AUTHORITY
     Bloomington Hospital, Inc. Project
         Hospital Revenue Refunding                                4.60%      05/01/04         1,105         1,155
                                                                                                            ------
                                                                                                             3,426
     IOWA 0.5%

   + CEDAR RAPIDS HOSPITAL FACILITY
     St. Luke's Methodist Hospital Project
         Revenue, Series 1993                                      6.13%      08/15/03           600           639

     KENTUCKY 2.9%

 (7) KENTUCKY PROPERTY & BUILDINGS COMMISSION
     Project No. 71
         Revenue                                                   5.50%      08/01/09         3,500         3,967

     LOUISIANA 1.2%

   + NEW ORLEANS
         General Obligation Refunding, Series 1998B                4.50%      12/01/05         1,600         1,718

     MASSACHUSETTS 3.6%

     MASSACHUSETTS
         General Obligation Refunding, Series 2001A               5.50%      01/01/11          2,500         2,839
   +     Special Obligation Consolidated Loan Revenue,
         Series 2002A                                             5.00%      06/01/10          2,000         2,200
                                                                                                            ------
                                                                                                             5,039


See financial notes.

     ISSUER
     PROJECT                                                                      MATURITY     FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                       RATE        DATE      ($ X 1,000)    ($ X 1,000)
     MICHIGAN 4.9%

  +  DETROIT
         Capital Improvement General Obligation, Series 2002A           5.00%     04/01/07          1,000          1,096

  +  DETROIT SCHOOL DISTRICT
         General Obligation, Series 1998B                               5.00%     05/01/04          1,390          1,466

+(6) WAYNE CHARTER COUNTY AIRPORT
         Revenue Refunding, Series 2002D                                5.00%     12/01/10          3,900          4,202
                                                                                                                 -------
                                                                                                                   6,764
     NEBRASKA 2.3%

  +  AMERICAN PUBLIC ENERGY AGENCY
     Nebraska Public Gas Agency Project
         Gas Supply Revenue, Series 1998C                               4.00%     09/01/07          1,000          1,053

  +  NEBRASKA PUBLIC POWER DISTRICT
         Revenue, Series 1998A                                          5.25%     01/01/05          2,000          2,144
                                                                                                                 -------
                                                                                                                   3,197
     NEVADA 1.2%

     HENDERSON LOCAL IMPROVEMENT DISTRICT NO. T-10
         Special Assessment, Series 2001A                               4.63%     08/01/11          1,595          1,700

     NEW JERSEY 3.6%

  +  BRICK TOWNSHIP MUNICIPAL UTILITIES AUTHORITY
         Revenue, Series 1996                                           5.50%     12/01/03          1,000          1,049

o(9) NEW JERSEY TRANSPORTATION CORP.
     Federal Transportation Administration Grants
         Series 2000B                                                   5.50%     09/15/07          3,500          3,937
                                                                                                                 -------
                                                                                                                   4,986
     NEW YORK 8.4%

  +  FRANKLIN COUNTY
         General Obligation                                             4.25%     11/01/06            715            767

     NEW YORK CITY
         General Obligation, Series 1994H                               4.75%     03/15/07          3,000          3,203
         General Obligation, Series 2002A                               5.25%     08/01/09          1,825          1,997
         General Obligation, Series 2002B                               5.25%     08/01/09          1,000          1,094

     NEW YORK CITY MUNICIPAL ASSISTANCE CORP.
         Revenue, Series 1997L                                          5.50%     07/01/03          2,000          2,068

     NEW YORK CITY TRANSITIONAL FINANCE AUTHORITY
         Future Tax Secured Revenue, Series 1998B                       5.25%     11/15/04          1,300          1,401

     NEW YORK STATE URBAN DEVELOPMENT CORP.
     Correctional Facility Service Contract
         Revenue, Series 1998A                                          5.00%     01/01/05          1,000          1,066
                                                                                                                 -------
                                                                                                                  11,596


                                                            See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

     ISSUER
     PROJECT                                                               MATURITY      FACE VALUE    MKT. VALUE
         TYPE OF SECURITY, SERIES                              RATE          DATE       ($ X 1,000)   ($ X 1,000)
     NORTH CAROLINA 4.1%

   + NORTH CAROLINA MUNICIPAL POWER AGENCY NO. 1
     Catawaba Electric
         Revenue, Series 1995A                                 5.10%       01/01/07           2,000         2,188
         Revenue, Series 1999A                                 5.75%       01/01/09           3,000         3,416
                                                                                                           ------
                                                                                                            5,604
     OHIO 5.3%

 (8) OHIO BUILDING AUTHORITY
     Administrative Building Fund Project
         Revenue, Series 1998A                                 5.13%       10/01/06           3,580         3,950

     OHIO HIGHER EDUCATION
     Capital Facilities Project
         Revenue, Series II-A                                  5.50%       12/01/08           3,000         3,404
                                                                                                           ------
                                                                                                            7,354
     OREGON 2.2%

  +o OREGON DEPARTMENT OF ADMINISTRATIVE SERVICES
         Series 2002C                                          5.00%       11/01/07           2,705         3,002

     PENNSYLVANIA 4.2%

   + PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY
         Economic Development Revenue                          7.00%       07/01/07           1,000         1,187

+(3) PHILADELPHIA
         Water & Wastewater Revenue, Series 2001B              5.50%       11/01/11           4,000         4,588
                                                                                                           ------
                                                                                                            5,775
     PUERTO RICO 2.5%

   + PUERTO RICO MUNICIPAL FINANCE AGENCY
         General Obligation, Series 1999A                      5.50%       08/01/08           3,000         3,420

     SOUTH CAROLINA 2.3%

   + CHARLESTON COUNTY
     Care Alliance Health Services
         Revenue, Series 1999A                                 4.25%       08/15/07           3,000         3,200

     TEXAS 4.2%

   + DENTON UTILITY SYSTEM
         Revenue Refunding & Improvement                       5.00%       12/01/12           2,030         2,210

     FORT WORTH
         Refunding & Improvement General Obligation            5.00%       03/01/10           1,090         1,192

     HOUSTON PORT AUTHORITY
     Harris County Port Improvement Project
         General Obligation, Series 2001B                      5.25%       10/01/10           2,205         2,425
                                                                                                           ------
                                                                                                            5,827


See financial notes.

      ISSUER
      PROJECT                                                               MATURITY     FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                              RATE          DATE      ($ X 1,000)    ($ X 1,000)
      WASHINGTON 9.2%

    + PORT OF SEATTLE
          Revenue, Series 1996B                                 5.50%       09/01/02          2,775          2,775
      Passenger Facility
          Revenue, Series 1998B                                 5.00%       12/01/07          1,395          1,524

    + SNOHOMISH COUNTY
          General Obligation Refunding                          4.50%       12/01/12          1,920          2,026

   +o WASHINGTON STATE DEPARTMENT OF ECOLOGY
          Refunding                                             4.75%       04/01/12          1,710          1,822

 +(4) WASHINGTON STATE PUBLIC POWER SUPPLY SYSTEM
      Nuclear Project No. 2
          Revenue, Series 1993A                                 5.70%       07/01/08          4,000          4,559
                                                                                                         ---------
                                                                                                            12,706
      WISCONSIN 1.5%

      WISCONSIN HEALTH & EDUCATIONAL FACILITIES AUTHORITY
    + Aurora Medical Group, Inc. Project
          Revenue, Series 1996                                  4.90%       11/15/02          1,000          1,007
      Carroll College, Inc. Project
          Revenue, Series 1998                                  4.80%       10/01/06          1,000          1,062
                                                                                                         ---------
                                                                                                             2,069
      VARIABLE RATE OBLIGATIONS 10.3%
      ------------------------------------------------------------------------------------------------------------
      ALASKA 3.5%

    + VALDEZ MARINE TERMINAL
      Exxon Pipeline Co. Project
          Revenue Refunding, Series 1993A                       1.80%       09/01/02            900            900
          Revenue Refunding, Series 1993B                       1.80%       09/01/02          1,450          1,450
          Revenue Refunding, Series 1993C                       1.80%       09/01/02          2,475          2,475
                                                                                                         ---------
                                                                                                             4,825
      GEORGIA 0.3%

    + ATLANTA
          Water & Wastewater Revenue, Series 2002C              1.85%       09/01/02            355            355

    + FULTON COUNTY RESIDENTIAL CARE FACILITIES
      Lenbrook Square Foundation
          Revenue Refunding                                     1.80%       09/01/02            100            100
                                                                                                         ---------
                                                                                                               455
      MISSISSIPPI 2.8%

+(10) JACKSON COUNTY POLLUTION CONTROL
      Chevron U.S.A., Inc. Project
          Revenue Refunding                                     1.85%       09/01/02          3,860          3,860


                                                            See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

    ISSUER
    PROJECT                                                                 MATURITY     FACE VALUE    MKT. VALUE
        TYPE OF SECURITY, SERIES                                  RATE        DATE      ($ X 1,000)   ($ X 1,000)
    NEW YORK 1.2%

  + NEW YORK CITY MUNICIPAL WATER FINANCE AUTHORITY
        Water & Sewer System Revenue, Series 1993C                1.85%     09/01/02            900           900
        Water & Sewer System Revenue, Series 1994G                1.85%     09/01/02            800           800
                                                                                                         --------
                                                                                                            1,700
    TEXAS 1.3%

  + LOWER NECHES VALLEY RIVER AUTHORITY
    ExxonMobil Project
        Revenue Refunding, Series 2001A                           1.80%     09/01/02          1,800         1,800

    WYOMING 1.2%

  + UINTA COUNTY
    Chevron USA, Inc. Project
        Pollution Control Revenue Refunding, Series 1992          1.85%     09/01/02          1,700         1,700
                                                                                                       MKT. VALUE
    SECURITY AND NUMBER OF SHARES                                                                     ($ X 1,000)
    OTHER INVESTMENT COMPANIES 0.0% of investments
    -------------------------------------------------------------------------------------------------------------
    PROVIDENT INSTITUTIONAL FUNDS--
    MUNI FUND PORTFOLIO 26,725                                                                                 27

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See financial notes.

Statement of
ASSETS AND LIABILITIES
As of August 31, 2002. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                           $138,222 a
Receivables:
  Fund shares sold                                                           65
  Interest                                                                1,496
Prepaid expenses                                                    +        17
                                                                    -----------
TOTAL ASSETS                                                            139,800

LIABILITIES
-------------------------------------------------------------------------------
Payables:
  Fund shares redeemed                                                       10
  Dividends to shareholders                                                 375
  Investment adviser and administrator fees                                   1
  Transfer agent and shareholder service fees                                 3
Accrued expenses                                                    +        43
                                                                    -----------
TOTAL LIABILITIES                                                           432

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                            139,800
TOTAL LIABILITIES                                                   -       432
                                                                    -----------
NET ASSETS                                                             $139,368

NET ASSETS BY SOURCE

Capital received from investors                                         134,999
Net investment income not yet distributed                                    53 b
Net realized capital losses                                                (583)
Net unrealized capital gains                                              4,899 b

NET ASSET VALUE (NAV)
               SHARES
NET ASSETS  +  OUTSTANDING  =  NAV
$139,368       13,116          $10.63

a The fund's amortized cost for these securities was $133,323. Not counting short-term obligations, the fund paid $53,127 for securities during the reporting period, and received $29,200 from securities it sold or that matured. Included in the total purchases and sales amounts are $72,260 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount on fixed income securities as part of interest income resulting in the following reclassification:

  Net unrealized capital gains                   ($9)
  Reclassified as:
    Net investment income not yet distributed     $9

  Accordingly, the fund has increased the amortized cost of their investments at August 31, 2001 by $9. The reclassification and adjustment to cost will not impact the net assets or distributions of the fund.

FEDERAL TAX BASIS DATA

PORTFOLIO COST                           $133,310
NET UNREALIZED GAINS AND LOSSES:
Gains                                    $  4,935
Losses                                 +      (23)
                                       ----------
                                         $  4,912

UNDISTRIBUTED EARNINGS:

Tax-exempt income                        $    415
Long-term capital gains                  $     --

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2003                                   $    108
  2004                                        296
  2009                                        146
  2010                                 +       33
                                       ----------
                                         $    583


                                                            See financial notes.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 2001 through August 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $4,586

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                        34

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        2,270

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    363 a
Transfer agent and shareholder service fees                                  303 b
Trustees' fees                                                                10 c
Custodian and portfolio accounting fees                                       75
Professional fees                                                             26
Registration fees                                                             32
Shareholder reports                                                           24
Other expenses                                                         +      13
                                                                       ---------
Total expenses                                                               846
Expense reduction                                                      -     253 d
                                                                       ---------
NET EXPENSES                                                                 593

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    4,586
NET EXPENSES                                                           -     593
                                                                       ---------
NET INVESTMENT INCOME                                                      3,993
NET REALIZED GAINS                                                            34 e
NET UNREALIZED GAINS                                                   +   2,270 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $6,297

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $2,304.


See financial notes.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------
                                            9/1/01-8/31/02        9/1/00-8/31/01
Net investment income                               $3,993                $3,393
Net realized gains or losses                            34                   (66)
Net unrealized gains                             +   2,270                 3,074
                                                 -------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               6,297                 6,401

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                $3,921                $3,399 a

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                9/1/01-8/31/02               9/1/00-8/31/01
                              QUANTITY        VALUE      QUANTITY          VALUE
Shares sold                      8,187     $ 85,365         4,579       $ 46,950
Shares reinvested                  241        2,508           236          2,418
Shares redeemed             +   (5,794)     (60,137)       (1,893)       (19,359)
                            ----------------------------------------------------
NET INCREASE                     2,634     $ 27,736         2,922       $ 30,009

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                9/1/01-8/31/02               9/1/00-8/31/01
                                SHARES    NET ASSETS        SHARES    NET ASSETS
Beginning of period             10,482      $109,256         7,560      $ 76,245
Total increase               +   2,634        30,112         2,922        33,011 b
                             ---------------------------------------------------
END OF PERIOD                   13,116      $139,368        10,482      $109,256 c

a UNAUDITED

  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $53 at the end of the current period and distributions in excess of net investment income in the amount of $28 at the end of the prior period.


                                                            See financial notes.

    The fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. 2

SCHWAB LONG-TERM TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

    JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL: SWNTX

[GRAPHIC]

                           INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1           Short     Medium      Long
High                       / /        / /        /X/
Medium                     / /        / /        / /
Low                        / /        / /        / /

MANAGER'S PERSPECTIVE

AS A GROUP, MUNICIPAL BONDS PERFORMED WELL COMPARED WITH OTHER ASSET CLASSES DURING THE REPORT PERIOD. At least two factors helped push yields down. One factor was the Fed's lowering of short-term rates from 3.50% to 1.75% during the last four months of 2001. A second factor was high demand, as investors abandoned stocks.

THE FUND'S FOCUS ON HIGH QUALITY SECURITIES ENABLED IT TO PROVIDE A RETURN OF 6.24% DURING THE REPORT PERIOD. With accounting and corporate governance issues dominating the equity markets, many investors sought security in municipal investments. Throughout the report period, the muni market saw record issuance as issuers sought to lock in lower financing rates. In spite of the increased supply, munis continued to perform well versus taxable bonds and equities. As munis reached historically low levels (the lowest in approximately 30 years) toward the end of the period, we began to shorten the portfolio's duration.

OPPOSING FORCES ARE VYING TO CONTROL THE BOND MARKET'S FUTURE DIRECTION.
Further economic weakness could mean continued low interest rates and high demand for quality muni bonds. But economic improvement could push yields up and prices down. Future bond market trends are therefore likely to depend on the strength and timing of a recovery. Given the current economic environment, we continue to invest in high-grade securities in order to mitigate credit risk.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 The income you receive from the fund may be subject to state and local income taxes. A portion of income also may be subject to the alternative minimum tax
  (AMT).


Schwab Tax-Free Bond Funds

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/02

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal National Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.40%1 and its taxable-equivalent yield was 7.17%. 1, 2

[BAR CHART]



                                                  Lehman
                                                  Brothers
                                                  General Municipal     Peer group
                                Fund 1            Bond Index            average 3
1 year                          6.24%             6.24%                 4.28%
5 years                         5.98%             6.42%                 4.91%
Since inception: 9/11/92        6.28%             6.61%                  n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

$18,356  FUND 1

$18,937  LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                                       Lehman
                                       Brothers
                                       General
                                       Municipal
                     Fund 1           Bond Index
11-Sep-92            $10,000            $10,000
30-Sep-92            $ 9,867            $ 9,923
31-Oct-92            $ 9,515            $ 9,826
30-Nov-92            $ 9,912            $10,002
31-Dec-92            $10,092            $10,104
31-Jan-93            $10,240            $10,221
28-Feb-93            $10,682            $10,591
31-Mar-93            $10,484            $10,479
30-Apr-93            $10,632            $10,585
31-May-93            $10,690            $10,644
30-Jun-93            $10,883            $10,822
31-Jul-93            $10,879            $10,836
31-Aug-93            $11,157            $11,062
30-Sep-93            $11,298            $11,188
31-Oct-93            $11,315            $11,209
30-Nov-93            $11,201            $11,111
31-Dec-93            $11,465            $11,345
31-Jan-94            $11,588            $11,475
28-Feb-94            $11,274            $11,177
31-Mar-94            $10,791            $10,722
30-Apr-94            $10,858            $10,813
31-May-94            $10,970            $10,907
30-Jun-94            $10,870            $10,840
31-Jul-94            $11,085            $11,044
31-Aug-94            $11,109            $11,083
30-Sep-94            $10,921            $10,920
31-Oct-94            $10,657            $10,726
30-Nov-94            $10,381            $10,532
31-Dec-94            $10,658            $10,764
31-Jan-95            $11,050            $11,072
28-Feb-95            $11,381            $11,394
31-Mar-95            $11,514            $11,524
30-Apr-95            $11,483            $11,538
31-May-95            $11,918            $11,906
30-Jun-95            $11,735            $11,802
31-Jul-95            $11,836            $11,914
31-Aug-95            $11,971            $12,065
30-Sep-95            $12,056            $12,141
31-Oct-95            $12,250            $12,317
30-Nov-95            $12,443            $12,521
31-Dec-95            $12,591            $12,642
31-Jan-96            $12,640            $12,738
29-Feb-96            $12,520            $12,651
31-Mar-96            $12,366            $12,489
30-Apr-96            $12,319            $12,454
31-May-96            $12,311            $12,449
30-Jun-96            $12,484            $12,585
31-Jul-96            $12,599            $12,699
31-Aug-96            $12,553            $12,697
30-Sep-96            $12,780            $12,875
31-Oct-96            $12,948            $13,020
30-Nov-96            $13,188            $13,258
31-Dec-96            $13,117            $13,203
31-Jan-97            $13,097            $13,228
28-Feb-97            $13,223            $13,350
31-Mar-97            $12,987            $13,172
30-Apr-97            $13,146            $13,283
31-May-97            $13,358            $13,482
30-Jun-97            $13,502            $13,626
31-Jul-97            $13,933            $14,004
31-Aug-97            $13,728            $13,872
30-Sep-97            $13,927            $14,037
31-Oct-97            $14,025            $14,127
30-Nov-97            $14,146            $14,210
31-Dec-97            $14,408            $14,418
31-Jan-98            $14,556            $14,566
28-Feb-98            $14,529            $14,571
31-Mar-98            $14,565            $14,584
30-Apr-98            $14,488            $14,518
31-May-98            $14,750            $14,747
30-Jun-98            $14,806            $14,805
31-Jul-98            $14,853            $14,842
31-Aug-98            $15,074            $15,072
30-Sep-98            $15,252            $15,260
31-Oct-98            $15,228            $15,260
30-Nov-98            $15,282            $15,314
31-Dec-98            $15,292            $15,352
31-Jan-99            $15,471            $15,535
28-Feb-99            $15,369            $15,466
31-Mar-99            $15,405            $15,488
30-Apr-99            $15,421            $15,527
31-May-99            $15,257            $15,437
30-Jun-99            $14,904            $15,214
31-Jul-99            $14,909            $15,269
31-Aug-99            $14,570            $15,147
30-Sep-99            $14,499            $15,153
31-Oct-99            $14,172            $14,989
30-Nov-99            $14,388            $15,148
31-Dec-99            $14,180            $15,035
31-Jan-00            $14,064            $14,970
29-Feb-00            $14,297            $15,144
31-Mar-00            $14,787            $15,475
30-Apr-00            $14,640            $15,384
31-May-00            $14,497            $15,304
30-Jun-00            $15,007            $15,710
31-Jul-00            $15,237            $15,928
31-Aug-00            $15,527            $16,173
30-Sep-00            $15,376            $16,089
31-Oct-00            $15,625            $16,265
30-Nov-00            $15,809            $16,388
31-Dec-00            $16,387            $16,793
31-Jan-01            $16,416            $16,959
28-Feb-01            $16,458            $17,014
31-Mar-01            $16,605            $17,167
30-Apr-01            $16,371            $16,981
31-May-01            $16,533            $17,165
30-Jun-01            $16,675            $17,280
31-Jul-01            $16,947            $17,535
31-Aug-01            $17,279            $17,825
30-Sep-01            $17,164            $17,764
31-Oct-01            $17,404            $17,976
30-Nov-01            $17,258            $17,825
31-Dec-01            $17,009            $17,655
31-Jan-02            $17,350            $17,961
28-Feb-02            $17,555            $18,178
31-Mar-02            $17,218            $17,822
30-Apr-02            $17,562            $18,169
31-May-02            $17,677            $18,280
30-Jun-02            $17,856            $18,474
31-Jul-02            $18,106            $18,712
31-Aug-02            $18,356            $18,937

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (38.6%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/02, the total number of funds in the Municipal National Long Bond Fund category for the one-and five-year periods was 341 and 259, respectively.

SCHWAB LONG-TERM TAX-FREE BOND FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/02

     SECURITY                                                             RATE           MATURITY DATE            % OF INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------------
 (1) KING COUNTY                                                          5.75%            12/1/11                      4.7%
     General Obligation, Series 1997D
----------------------------------------------------------------------------------------------------------------------------------
 (2) DALLAS FORT WORTH INTERNATIONAL AIRPORT                              6.00%            11/1/24                      4.5%
     Revenue, Series A
----------------------------------------------------------------------------------------------------------------------------------
 (3) WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY                    6.00%            12/1/20                      4.0%
     Catholic Health Initiatives Revenue, Series 2000A
----------------------------------------------------------------------------------------------------------------------------------
 (4) CLARK COUNTY SCHOOL DISTRICT NO. 117                                 5.50%            12/1/17                      3.9%
     General Obligation
----------------------------------------------------------------------------------------------------------------------------------
 (5) AUSTIN UTILITIES SYSTEM                                              5.13%           11/15/16                      3.7%
     Revenue Refunding
----------------------------------------------------------------------------------------------------------------------------------
 (6) HOUSTON AIRPORT SYSTEM                                               5.50%             7/1/30                      3.7%
     Revenue, Series 2000B
----------------------------------------------------------------------------------------------------------------------------------
 (7) VALDEZ MARINE TERMINAL                                               1.80%             9/1/02                      3.2%
     Exxon Pipe Co. Project, Revenue Refunding, Series 1993C
----------------------------------------------------------------------------------------------------------------------------------
 (8) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY                          5.75%           11/15/29                      3.2%
     Ascension Health Credit, Revenue, Series 1999A-1
----------------------------------------------------------------------------------------------------------------------------------
 (9) AMERICAN PUBLIC ENERGY AGENCY                                        4.00%             9/1/07                      3.1%
     Nebraska Public Gas Agency Project, Gas Supply Revenue,
     Series 1998C
----------------------------------------------------------------------------------------------------------------------------------
(10) MORROW COUNTY SCHOOL DISTRICT NO. 001                                5.63%            6/15/16                      3.0%
     General Obligation
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                                             37.0%

DIVIDENDS PAID in each fiscal year

[BAR CHART]

                       Income
                      dividends
                      per share
1992 2                   0.17
1993 3                   0.36
1994                     0.52
1995                     0.53
1996                     0.52
1997                     0.53
1998                     0.53
1999                     0.50
2000                     0.50
2001                     0.50
2002                     0.48

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2 Period from the fund's inception on 9/11/92 through 12/31/92.

3 For the eight-month period ended 8/31/93.


Schwab Tax-Free Bond Funds

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/02

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

99.1%   Municipal Bonds
 0.9%   Other Investment Companies

BY CREDIT QUALITY 1

[PIE CHART]

87.9%   AAA
 8.3%   AA
 1.7%   A
 1.2%   BBB
 0.9%   Short-Term Ratings

BY MATURITY

[PIE CHART]

 4.9%   0-1 year
10.6%   2-10 years
57.4%   11-20 years
27.1%   21-30 years
 0.0%   More than 30 years

STATISTICS as of 8/31/02

                                                           PEER GROUP
                                             FUND           AVERAGE 2
---------------------------------------------------------------------
Number of issues                              46              191
---------------------------------------------------------------------
12-Month yield                              4.33%            4.31%
---------------------------------------------------------------------
Weighted average rate                       5.32%            5.82%
---------------------------------------------------------------------
Weighted average maturity                   16.5 yrs         13.8 yrs
---------------------------------------------------------------------
Weighted average duration                    8.8 yrs          7.9 yrs
---------------------------------------------------------------------
Weighted average credit quality              AAA               AA
---------------------------------------------------------------------

EXPENSE RATIO as of 8/31/02

[BAR CHART]

Fund                                0.49% 3
Peer Group Average                  1.17% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/02, there were 353 funds in the Municipal
  National Long Bond Fund category.

3 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses). Effective 11/16/02, the guaranteed expense ratio increase to 0.65% and will remain in effect until 11/15/03.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

     These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have both been audited by PricewaterhouseCoopers LLP.

     Look online at www.schwab.com/schwabfunds/how2read for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                              9/1/01-       9/1/00-       9/1/99-       9/1/98-       9/1/97-
                                                              8/31/02       8/31/01       8/31/00       8/31/99       8/31/98
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          10.87         10.24         10.11         11.01         10.53
                                                                -------------------------------------------------------------
Income from investment operations:
     Net investment income                                       0.49          0.50          0.50          0.50          0.53
     Net realized and unrealized gains or losses                 0.17          0.63          0.13         (0.85)         0.48
                                                                -------------------------------------------------------------
     Total income from investment operations                     0.66          1.13          0.63         (0.35)         1.01
Less distributions:
     Dividends from net investment income                       (0.48)        (0.50)        (0.50)        (0.50)        (0.53)
     Distributions from net realized gains                         --            --            --         (0.05)           --
                                                                -------------------------------------------------------------
     Total distributions                                        (0.48)        (0.50)        (0.50)        (0.55)        (0.53)
                                                                -------------------------------------------------------------
Net asset value at end of period                                11.05         10.87         10.24         10.11         11.01
                                                                =============================================================
Total return (%)                                                 6.24         11.29          6.59         (3.34)         9.81

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets                                            0.49          0.49          0.491         0.49          0.49
Expense reductions reflected in above ratio                      0.25          0.25          0.26          0.32          0.37
Ratio of net investment income to
   average net assets                                            4.49          4.73          5.11          4.59          4.76
Portfolio turnover rate                                            25            35            25            35            39
Net assets, end of period ($ x 1,000,000)                          85            88            76            90            70

1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included. See financial notes.


See financial notes.

PORTFOLIO HOLDINGS As of August 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

 (1) Top ten holding
  +  Credit-enhanced security
  o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.1%  MUNICIPAL BONDS
        Market Value:$83,021
        Cost:$77,859

  0.9%  OTHER INVESTMENT
        COMPANIES
        Market Value:$761
        Cost:$761
-------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value:$83,782
        Cost:$78,620

       ISSUER
       PROJECT                                                              MATURITY   FACE VALUE   MKT. VALUE
         TYPE OF SECURITY, SERIES                               RATE         DATE     ($ x 1,000)  ($ x 1,000)

       MUNICIPAL BONDS   99.1% of investments
       -------------------------------------------------------------------------------------------------------

       FIXED-RATE OBLIGATIONS  95.2%
       -------------------------------------------------------------------------------------------------------
       COLORADO  4.0%

     + COLORADO DEPARTMENT OF TRANSPORTATION
           Revenue Anticipation, Series 2002B                   5.50%      06/15/15         2,000        2,296
     + DENVER CITY & COUNTY EXCISE TAX
       Colorado Convention Center Project
           Revenue, Series 2001A                                5.50%      09/01/17         1,000        1,090
                                                                                                        ------
                                                                                                         3,386

      FLORIDA  3.2%

 +(8) ESCAMBIA COUNTY HEALTH FACILITIES AUTHORITY
       Ascension Health Credit
           Revenue, Series 1999A-1                              5.75%      11/15/29         2,500        2,680

      GEORGIA  3.0%

    + FULTON COUNTY DEVELOPMENT AUTHORITY
      Tuff Morehouse Project
          Revenue, Series 2002A                                 5.50%      02/01/22         1,180        1,244

   +o GEORGIA MUNICIPAL ASSOCIATION, INC
      City Court Atlanta Project                                5.25%      12/01/26         1,250        1,282
                                                                                                    ----------
                                                                                                         2,526

      HAWAII  2.1%

    + HAWAII
          General Obligation, Series 1999                       5.88%      09/01/09         1,500        1,760


                                                            See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

     ISSUER
     PROJECT                                                             MATURITY    FACE VALUE    MKT. VALUE
        TYPE OF SECURITY, SERIES                              RATE         DATE     ($ x 1,000)   ($ x 1,000)
     INDIANA  1.2%

   + MARION COUNTY CONVENTION & RECREATIONAL FACILITIES AUTHORITY
        Excise Tax Lease Revenue, Series A                    5.00%      06/01/21         1,000        1,013

     KENTUCKY  1.2%

   + JEFFERSON COUNTY HEALTH FACILITIES
     University Medical Center, Inc. Project
        Revenue                                               5.25%      07/01/22         1,000        1,020

     MARYLAND  0.5%

     MARYLAND DEPARTMENT OF HOUSING & COMMUNITY DEVELOPMENT
         Revenue, Series 1996A                                5.88%      07/01/16           355          376

     MICHIGAN  4.5%

     DELTA COUNTY ECONOMIC DEVELOPMENT CORP.
     Mead Westvaco-Escanaba
         Environmental Improvement Revenue Refunding          6.25%      04/15/27         1,000          987

   + EASTERN MICHIGAN UNIVERSITY BOARD OF REGENTS
         Revenue                                              5.50%      06/01/17         1,500        1,701

   + WAYNE COUNTY COMMUNITY COLLEGE
     Community College Improvement
         General Obligation                                   5.50%      07/01/19         1,000        1,070
                                                                                                 -----------
                                                                                                       3,758

     MINNESOTA  2.5%

   + MINNEAPOLIS ST. PAUL METROPOLITAN AIRPORT COMMISSION
         Revenue, Sub-Series C                                5.25%      01/01/26         2,000        2,047

     MISSISSIPPI  5.5%

   + MISSISSIPPI HOSPITAL EQUIPMENT & FACILITIES AUTHORITY
     Mississippi Baptist Medical Center
         Revenue Refunding                                    6.00%      05/01/13         2,150        2,370

  +o WALNUT GROVE CORRECTIONAL AUTHORITY                      6.00%      11/01/19         2,000        2,238
                                                                                                 -----------
                                                                                                       4,608

     NEBRASKA  3.1%

+(9) AMERICAN PUBLIC ENERGY AGENCY
     Nebraska Public Gas Agency Project
         Gas Supply Revenue, Series 1998C                     4.00%      09/01/07         2,500        2,633

     NEVADA  2.5%

   + DIRECTOR OF THE STATE OF NEVADA DEPARTMENT OF
     BUSINESS & INDUSTRY
     Las Vegas Monorail Project
         1st Tier Revenue                                     5.63%      01/01/32         2,000        2,112

     NEW YORK  4.4%

   + METROPOLITAN NEW YORK TRANSPORTATION AUTHORITY
         Revenue Refunding, Series A                          5.50%      11/15/18         2,000        2,196


See financial notes.

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE   MKT. VALUE
        TYPE OF SECURITY, SERIES                                RATE        DATE      ($ x 1,000)  ($ x 1,000)

     NEW YORK CITY
         General Obligation, Series 2002G                       5.75%      08/01/16         1,325        1,456
                                                                                                   -----------
                                                                                                         3,652

     OREGON  4.5%

    + COLUMBIA RIVER PEOPLES UTILITY DISTRICT
         Electric Systems Revenue, Series 2000B                 5.50%      12/01/19         1,180        1,271
+(10) MORROW COUNTY SCHOOL DISTRICT NO. 001
         General Obligation                                     5.63%      06/15/16         2,235        2,496
                                                                                                        ------
                                                                                                         3,767

     PENNSYLVANIA  6.1%

     PENNSYLVANIA HIGHER EDUCATION FACILITIES AUTHORITY
     University of Pennsylvania Health Services
         Revenue, Series 1996A                                  5.75%      01/01/17         2,000        2,070
   + PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT
         Lease Revenue, Series B                                5.13%      10/01/26         1,500        1,523
   + SENECA VALLEY SCHOOL DISTRICT
         General Obligation Refunding, Series 1998AA            5.15%      02/15/20         1,500        1,536
                                                                                                   -----------
                                                                                                         5,129

     RHODE ISLAND  1.2%

     RHODE ISLAND HOUSING & MORTGAGE FINANCE CORP.
     Homeownership Opportunity Project
         Revenue, Series 10A                                    6.50%      10/01/22         1,000        1,021

     TEXAS  20.9%
+(5) AUSTIN UTILITIES SYSTEM
         Revenue Refunding                                      5.13%      11/15/16         3,000        3,106

   + BRAZOS RIVER AUTHORITY
       Houston Industries, Inc. Project
         Revenue, Series 1998A                                  5.13%      05/01/19         1,750        1,805
   + CONROE INDEPENDENT SCHOOL DISTRICT
         General Obligation Refunding, Series 1997B             5.25%      02/15/21         1,000        1,023

+(2) DALLAS FORT WORTH INTERNATIONAL AIRPORT
         Revenue, Series 2000A                                  6.00%      11/01/24         3,500        3,750

   + ELGIN INDEPENDENT SCHOOL DISTRICT
         General Obligation Refunding                           5.25%      10/01/24         2,000        2,036

   + HARRIS COUNTY HOSPITAL DISTRICT
         Revenue Refunding                                      6.00%      02/15/16         1,000        1,123

+(6) HOUSTON AIRPORT SYSTEM
         Revenue, Series 2000B                                  5.50%      07/01/30         3,000        3,104

   + TEXAS SOUTHERN UNIVERSITY
         Revenue Refunding, Series 1998A-1                      4.75%      11/01/17         1,545        1,563
                                                                                                   -----------
                                                                                                        17,510

     VERMONT  2.6%

   + VERMONT EDUCATIONAL & HEALTH BUILDINGS FINANCING
     AGENCY
     Fletcher Allen Health
         Hospital Revenue, Series 2000A                         6.00%      12/01/23         2,000        2,201


                                                            See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

     ISSUER
     PROJECT                                                              MATURITY     FACE VALUE   MKT. VALUE
       TYPE OF SECURITY, SERIES                                RATE         DATE      ($ x 1,000)  ($ x 1,000)

     WASHINGTON  20.9%

+(4) CLARK COUNTY SCHOOL DISTRICT NO. 117
         General Obligation                                     5.50%      12/01/17         3,000        3,226

     KING COUNTY
 (1)     General Obligation, Series 1997D                       5.75%      12/01/11         3,500        3,932

   + King Street Center Project
         Lease Revenue                                          5.13%      06/01/17         1,000        1,034

     KING COUNTY SCHOOL DISTRICT NO. 415
         General Obligation, Series 1993A                       5.55%      12/01/11           500          571

   + OCEAN SHORES
         Water & Sewer Revenue                                  5.50%      12/01/21         2,000        2,291

     WASHINGTON STATE
         General Obligation, Series 1998A                       4.75%      07/01/20         1,000        1,000

   + WASHINGTON STATE HEALTH CARE FACILITIES AUTHORITY
 (3) Catholic Health Initiatives
         Revenue, Series  2000A                                 6.00%      12/01/20         3,000        3,345
       Swedish Health System
         Revenue                                                5.13%      11/15/18         2,000        2,070
                                                                                                  ------------
                                                                                                        17,469

     WISCONSIN  1.3%

   + WISCONSIN HEALTH & EDUCATION FACILITIES AUTHORITY
     Medical College of Wisconsin, Inc. Project
         Revenue                                                5.50%      03/01/17         1,000        1,053


     VARIABLE RATE OBLIGATIONS  3.9%
     ---------------------------------------------------------------------------------------------------------
     ALASKA  3.2%

+(7) VALDEZ MARINE TERMINAL
     Exxon Pipeline Co. Project
         Revenue Refunding, Series 1993C                        1.80%      09/01/02         2,700        2,700

     WYOMING  0.7%

   + UNITA COUNTY
     Chevron USA, Inc. Project
         Pollution Control Revenue Refunding                    1.85%      09/01/02           600          600


                                                                                                   MKT. VALUE
     SECURITY AND NUMBER OF SHARES                                                                ($ x 1,000)

     OTHER INVESTMENT COMPANIES   0.9% of investments
     --------------------------------------------------------------------------------------------------------
     PROVIDENT INSTITUTIONAL FUNDS--
     MUNI FUND PORTFOLIO  761,068                                                                         761



END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See financial notes.

Statement of
ASSETS AND LIABILITIES
As of August 31, 2002. All numbers x 1,000 except NAV.

ASSETS
-------------------------------------------------------------------------------
Investments, at market value                                            $83,782 a
Receivables:
      Fund shares sold                                                    1,144
      Interest                                                            1,069
Prepaid expenses                                                     +       14
                                                                     ----------
TOTAL ASSETS                                                             86,009

LIABILITIES
-------------------------------------------------------------------------------
Payables:
      Fund shares redeemed                                                  350
      Dividends to shareholders                                             314
      Transfer agent and shareholder service fees                             2
Accrued expenses                                                     +       37
                                                                     ----------
TOTAL LIABILITIES                                                           703

NET ASSETS
-------------------------------------------------------------------------------
TOTAL ASSETS                                                             86,009
TOTAL LIABILITIES                                                    -      703
                                                                     ----------
NET ASSETS                                                              $85,306

NET ASSETS BY SOURCE

Capital received from investors                                          82,883
Net investment income not yet distributed                                   116 b
Net realized capital losses                                              (2,855)
Net unrealized capital gains                                              5,162 b

NET ASSET VALUE (NAV)
               SHARES
NET ASSETS  /  OUTSTANDING   =   NAV
$85,306        7,722             $11.05

a The fund's amortized cost for these securities was $78,620. Not counting short-term obligations, the fund paid $19,828 for securities during the reporting period, and received $20,198 from securities it sold or that matured. Included in the total purchases and sales amounts are $43,980 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount on fixed income securities as part of interest income resulting in the following reclassification:

  Net unrealized capital gains      ($71)
  Reclassified as:
     Net investment income
       not yet distributed           $71

  Accordingly, the fund has increased the amortized cost of their investments at August 31, 2001 by $71. The reclassification and adjustment to cost will not impact the net assets or distributions of the fund.

FEDERAL TAX BASIS DATA

PORTFOLIO COST                                $78,539
NET UNREALIZED GAINS AND LOSSES:
Gains                                         $ 5,255
Losses                                      +     (12)
                                            ---------
                                              $ 5,243

UNDISTRIBUTED EARNINGS:
Tax-exempt income                             $   349
Long-term capital gains                       $    --
CAPITAL LOSSES UTILIZED                       $   102
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
   2008                                       $   602
   2009                                     +   2,253
                                            ---------
                                              $ 2,855

RECLASSIFICATIONS:
Net investment income not
    yet distributed                          ($    19)
Reclassified as:
    Net realized capital gains                $    19


                                                            See financial notes.

SCHWAB LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

Statement of
OPERATIONS
For September 1, 2001 through August 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $4,090

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       319

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                          890

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                   245 a
Transfer agent and shareholder service fees                                 204 b
Trustees' fees                                                                9 c
Custodian and portfolio accounting fees                                      56
Professional fees                                                            27
Registration fees                                                            21
Shareholder reports                                                          26
Other expenses                                                        +      12
                                                                      ---------
Total expenses                                                              600
Expense reduction                                                     -     200 d
                                                                      ---------
NET EXPENSES                                                                400

INCREASE IN NET ASSETS FROM OPERATIONS

TOTAL INVESTMENT INCOME                                                   4,090
NET EXPENSES                                                          -     400
                                                                      ---------
NET INVESTMENT INCOME                                                     3,690
NET REALIZED GAINS                                                          319 e
NET UNREALIZED GAINS                                                  +     890 e
                                                                      ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                   $4,899

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.


b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $1,209.


See financial notes.

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                            9/1/01-8/31/02      9/1/00-8/31/01

Net investment income                               $3,690              $3,821
Net realized gains or losses                           319                (167)
Net unrealized gains                             +     890               4,998
                                                 -----------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               4,899               8,652

DISTRIBUTIONS PAID

Dividends from net investment income                $3,599              $3,828 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                 9/1/01-8/31/02             9/1/00-8/31/01
                            QUANTITY          VALUE   QUANTITY           VALUE

Shares sold                    3,297        $35,633      2,464         $25,967
Shares reinvested                198          2,127        233           2,447
Shares redeemed            +  (3,906)       (42,176)    (1,954)        (20,514)
                           ---------------------------------------------------
NET INCREASE OR DECREASE        (411)      $ (4,416)       743          $7,900

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                  9/1/01-8/31/02            9/1/00-8/31/01
                              SHARES     NET ASSETS     SHARES      NET ASSETS

Beginning of period            8,133        $88,422      7,390         $75,698
Total increase or
decrease                    +   (411)        (3,116)       743          12,724 b
                            --------------------------------------------------
END OF PERIOD                  7,722        $85,306      8,133         $88,422 c

a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $116 at the end of the current period and distributions in excess of net investment income in the amount of $27 at the end of the prior period.


                                                            See financial notes.

     The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 2


SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL: SWCSX

[GRAPHIC]

                     INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1     SHORT    MEDIUM       LONG
HIGH                 /X/       / /          / /
MEDIUM               / /       / /          / /
LOW                  / /       / /          / /

MANAGER'S PERSPECTIVE

AS A GROUP, MUNICIPAL BONDS PERFORMED WELL COMPARED WITH OTHER ASSET CLASSES DURING THE REPORT PERIOD. At least two factors helped push yields down. One factor was the Fed's lowering of short-term rates from 3.50% to 1.75% during the last four months of 2001. A second factor was high demand, as investors abandoned stocks.

THE FUND'S FOCUS ON HIGH QUALITY SECURITIES ENABLED IT TO PROVIDE A RETURN OF 4.66% DURING THE REPORT PERIOD. With accounting and corporate governance issues dominating the equity markets, many investors sought security in municipal investments. Throughout the report period, the muni market saw record issuance as issuers sought to lock in lower financing rates. In spite of the increased supply, munis continued to perform well versus taxable bonds and equities.

As the report period progressed and short-term yields reached historically low levels, we focused on higher yielding bonds with longer maturities (8-10 years). Toward the end of the period, we essentially used a "barbell" strategy for the portfolio's maturity (a strategy that emphasizes the short and the long ends of the maturity range and underemphasizes the middle). This approach allowed us to get the higher rates available at the long end while managing overall portfolio maturity and keeping a large position in highly liquid short-term securities.

OPPOSING FORCES ARE VYING TO CONTROL THE BOND MARKET'S FUTURE DIRECTION. Further economic weakness could mean continued high demand for quality muni bonds. But economic improvement could push yields up and prices down. Future bond market trends are therefore likely to depend on the strength and timing of a recovery.

1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 A portion of income may be subject to the alternative minimum tax (AMT).


Schwab Tax-Free Bond Funds

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/02

This chart compares performance of the fund with the Lehman Brothers 3-Year Municipal Bond Index and the Morningstar Municipal Short Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 2.31% 1 and its taxable-equivalent yield was 4.15%. 1, 2

[BAR CHART]

                                              Lehman Brothers
                                              3-Year Municipal    Peer group
                              Fund 1          Bond Index           average 3
1 year                        4.66%           5.71%                  4.27%
5 years                       4.84%           5.42%                  4.50%
Since inception: 4/21/93      4.69%           5.09%                   n/a

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers 3-Year Municipal Bond Index.

$15,354     FUND 1

$15,922     LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX

[LINE GRAPH]

                        Fund 1          Index
    21-Apr-93           10000            10000
    30-Apr-93            9990             9994
    31-May-93           10037            10021
    30-Jun-93           10136            10085
    31-Jul-93           10157            10090
    31-Aug-93           10257            10185
    30-Sep-93           10328            10229
    31-Oct-93           10340            10251
    30-Nov-93           10310            10237
    31-Dec-93           10444            10345
    31-Jan-94           10517            10429
    28-Feb-94           10372            10332
    31-Mar-94           10188            10207
    30-Apr-94           10239            10267
    31-May-94           10272            10315
    30-Jun-94           10253            10318
    31-Jul-94           10356            10404
    31-Aug-94           10390            10441
    30-Sep-94           10350            10415
    31-Oct-94           10280            10390
    30-Nov-94           10167            10371
    31-Dec-94           10227            10416
    31-Jan-95           10350            10502
    28-Feb-95           10503            10613
    31-Mar-95           10598            10708
    30-Apr-95           10614            10744
    31-May-95           10826            10909
    30-Jun-95           10809            10935
    31-Jul-95           10925            11050
    31-Aug-95           11030            11137
    30-Sep-95           11090            11168
    31-Oct-95           11174            11222
    30-Nov-95           11256            11294
    31-Dec-95           11296            11341
    31-Jan-96           11366            11430
    29-Feb-96           11358            11432
    31-Mar-96           11308            11404
    30-Apr-96           11325            11418
    31-May-96           11332            11428
    30-Jun-96           11393            11497
    31-Jul-96           11466            11560
    31-Aug-96           11483            11577
    30-Sep-96           11557            11648
    31-Oct-96           11634            11730
    30-Nov-96           11742            11839
    31-Dec-96           11737            11845
    31-Jan-97           11776            11897
    28-Feb-97           11837            11955
    31-Mar-97           11762            11893
    30-Apr-97           11815            11944
    31-May-97           11916            12041
    30-Jun-97           11991            12112
    31-Jul-97           12139            12256
    31-Aug-97           12120            12231
    30-Sep-97           12196            12319
    31-Oct-97           12227            12374
    30-Nov-97           12268            12410
    31-Dec-97           12346            12494
    31-Jan-98           12433            12576
    28-Feb-98           12459            12603
    31-Mar-98           12467            12623
    30-Apr-98           12435            12605
    31-May-98           12540            12723
    30-Jun-98           12568            12766
    31-Jul-98           12635            12812
    31-Aug-98           12749            12936
    30-Sep-98           12863            13019
    31-Oct-98           12892            13081
    30-Nov-98           12931            13113
    31-Dec-98           12942            13144
    31-Jan-99           13054            13264
    28-Feb-99           13054            13278
    31-Mar-99           13073            13290
    30-Apr-99           13088            13332
    31-May-99           13067            13313
    30-Jun-99           12966            13233
    31-Jul-99           13034            13298
    31-Aug-99           13024            13314
    30-Sep-99           13090            13364
    31-Oct-99           13042            13366
    30-Nov-99           13108            13425
    31-Dec-99           13027            13403
    31-Jan-00           13092            13427
    29-Feb-00           13145            13469
    31-Mar-00           13257            13537
    30-Apr-00           13193            13540
    31-May-00           13238            13554
    30-Jun-00           13440            13726
    31-Jul-00           13579            13837
    31-Aug-00           13717            13943
    30-Sep-00           13680            13947
    31-Oct-00           13766            14025
    30-Nov-00           13810            14081
    31-Dec-00           13971            14239
    31-Jan-01           14189            14454
    28-Feb-01           14189            14510
    31-Mar-01           14253            14612
    30-Apr-01           14119            14590
    31-May-01           14290            14722
    30-Jun-01           14361            14789
    31-Jul-01           14502            14908
    31-Aug-01           14670            15064
    30-Sep-01           14669            15139
    31-Oct-01           14794            15237
    30-Nov-01           14720            15190
    31-Dec-01           14655            15175
    31-Jan-02           14823            15368
    28-Feb-02           14917            15483
    31-Mar-02           14690            15252
    30-Apr-02           14902            15476
    31-May-02           15002            15566
    30-Jun-02           15100            15700
    31-Jul-02           15213            15822
    31-Aug-02           15354            15924



All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.31%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/02, the total number of funds in the Municipal Short Bond Fund category for the one- and five-year periods was 103 and 81, respectively.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/02

     SECURITY                                                      RATE           MATURITY DATE      % OF INVESTMENTS
---------------------------------------------------------------------------------------------------------------------
 (1) ALAMEDA COUNTY
     Series 2001A                                                   5.38%              12/1/09                 3.2%
---------------------------------------------------------------------------------------------------------------------
 (2) ORANGE COUNTY SANITATION DISTRICT
     Series 2000B                                                   1.85%               9/1/02                 2.9%
---------------------------------------------------------------------------------------------------------------------
 (3) SAN JOSE REDEVELOPMENT AGENCY
     Mergerd Area Redevelopment Project, Tax Allocation             4.00%               8/1/10                 2.9%
---------------------------------------------------------------------------------------------------------------------
 (4) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
     School Facilities Bridge Funding Project                       2.40%              1/15/04                 2.8%
---------------------------------------------------------------------------------------------------------------------
 (5) LOS ANGELES UNIFIED SCHOOL DISTRICT
     General Obligation, Series 2000D                               5.50%               7/1/10                 2.5%
---------------------------------------------------------------------------------------------------------------------
 (6) LONG BEACH HARBOR
     Revenue, Series 2000A                                          5.50%              5/15/10                 2.5%
---------------------------------------------------------------------------------------------------------------------
 (7) LONG BEACH HARBOR
     Revenue Refunding, Series 1998A                                5.50%              5/15/05                 2.4%
---------------------------------------------------------------------------------------------------------------------
 (8) ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
     Brandeis Hillel Day School Project, Revenue                    3.75%               8/1/06                 2.3%
---------------------------------------------------------------------------------------------------------------------
 (9) SANTA CLARA
     Insurance Funding, Revenue                                     3.25%               4/1/12                 2.3%
---------------------------------------------------------------------------------------------------------------------
(10) CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
     Marshall Hospital, Insured Hospital Revenue, Series 1992A      6.63%              11/1/02                 2.3%
---------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                                    26.1%

DIVIDENDS PAID in each fiscal year

[BAR CHART]

                          Income
                         dividends
                         per share
1993 2                      0.13
1994                        0.37
1995                        0.42
1996                        0.43
1997                        0.43
1998                        0.42
1999                        0.39
2000                        0.39
2001                        0.40
2002                        0.34

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2 Period from the fund's inception on 4/21/93 through 8/31/93.


Schwab Tax-Free Bond Funds

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/02

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

99.9%   Municipal Bonds
 0.1%   Other Investment Companies

BY CREDIT QUALITY 1

[PIE CHART]

58.5%   AAA
21.0%   AA
16.1%   A
 3.1%   BBB
 1.2%   Unrated Securities
 0.1%   Short-Term Ratings

BY MATURITY

[PIE CHART]

21.2%   0-6 Months
18.9%   7-36 months
16.8%   37-60 months
43.1%   More than 60 months

STATISTICS as of 8/31/02

                                                 PEER GROUP
                                     FUND         AVERAGE 2
-------------------------------------------------------------
Number of issues                       82            170
-------------------------------------------------------------
12-Month yield                       3.21%          3.25%
-------------------------------------------------------------
Weighted average rate                4.56%          5.08%
-------------------------------------------------------------
Weighted average maturity             4.2 yrs        3.5 yrs
-------------------------------------------------------------
Weighted average duration             3.8 yrs        2.7 yrs
-------------------------------------------------------------
Weighted average credit quality        AA             AA
-------------------------------------------------------------

EXPENSE RATIO as of 8/31/02

[BAR CHART]

Fund                        0.49% 3
Peer Group Average          0.86% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/02, there were 105 funds in the Municipal
  Short Bond Fund category.

3 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses). Effective 11/16/02, the guaranteed expense ratio will increase to 0.65% and will remain in effect until 11/15/03.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

      These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have both been audited by PricewaterhouseCoopers LLP.

      Look online at www.schwab.com/schwabfunds/how2read for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                      9/1/01-      9/1/00-      9/1/99-       9/1/98-      9/1/97-
                                                      8/31/02      8/31/01      8/31/00       8/31/99      8/31/98
------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value at beginning of period                  10.51        10.22        10.09         10.26        10.16
Income from investment operations:
     Net investment income                               0.34         0.40         0.39          0.39         0.41
     Net realized and unrealized gains or losses         0.15         0.29         0.13         (0.17)        0.11
                                                       -----------------------------------------------------------
     Total income from investment operations             0.49         0.69         0.52          0.22         0.52
Less distributions:
     Dividends from net investment income               (0.34)       (0.40)       (0.39)        (0.39)       (0.42)
                                                       -----------------------------------------------------------
Net asset value at end of period                        10.66        10.51        10.22         10.09        10.26
                                                       ===========================================================
Total return (%)                                         4.66         6.95         5.32          2.16         5.19

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
    average net assets                                   0.49         0.49         0.49 1        0.49         0.49
Expense reductions reflected in above ratio              0.17         0.18         0.21          0.28         0.30
Ratio of net investment income to
    average net assets                                   3.29         3.83         3.91          3.81         4.02
Portfolio turnover rate                                    17           30           42             7            8
Net assets, end of period ($ x 1,000,000)                 184          145          124           126           96

1 Would have been 0.50% if non-routine expenses (proxy fees) had been included.


See financial notes.

PORTFOLIO HOLDINGS  As of August 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding
 +  Credit-enhanced security
 o  Certificate of participation

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

99.9%   MUNICIPAL BONDS
        Market Value: $181,647
        Cost: $174,784

0.1%    OTHER INVESTMENT COMPANIES
        Market Value: $132
        Cost: $132
----------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $181,779
        Cost: $174,916


     ISSUER
     PROJECT                                                                        MATURITY        FACE VALUE     MKT. VALUE
         TYPE OF SECURITY, SERIES                                  RATE              DATE          ($ x 1,000)    ($ x 1,000)
     MUNICIPAL BONDS 99.9% of investments
     ------------------------------------------------------------------------------------------------------------------------

     FIXED-RATE OBLIGATIONS 87.3%
     ------------------------------------------------------------------------------------------------------------------------
     CALIFORNIA 83.6%

+(8) ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
     Brandeis Hillel Day School Project
         Revenue                                                     3.75%            08/01/06           4,000          4,138

  +o Alameda County
     Reference & Capital Projects                                    5.00%            12/01/06           3,480          3,895
 (1)     Series 2001A                                                5.38%            12/01/09           5,000          5,750

     ALAMEDA PUBLIC FINANCING AUTHORITY
         Revenue                                                     4.85%            09/02/06           2,140          2,166

   + BAY AREA GOVERNMENT ASSOCIATION
     Bay Area Rapid Transit Capital Grant
         Revenue Tax Allocation, Series A                            5.00%            06/15/08           1,000          1,010

   + BURBANK UNIFIED SCHOOL DISTRICT
     Election of 1997
         General Obligation, Series C                                3.00%            08/01/06           1,820          1,885

     CALIFORNIA
         General Obligation                                          4.00%            11/01/05           1,000          1,061
         General Obligation                                          6.30%            09/01/06           2,235          2,556
   +     General Obligation                                          5.50%            12/01/11           1,665          1,926
         General Obligation Refunding                                5.25%            02/01/11           3,500          3,889

     CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
     Loyola Marymount University
         Revenue, Series 1992B                                       6.60%            10/01/02           1,450          1,485
     Mills College
         Revenue, Series 1992                                        6.88%            09/01/02             500            510


                                                            See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

      ISSUER
      PROJECT                                                                          MATURITY        FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                    RATE               DATE         ($ x 1,000)    ($ x 1,000)

    + Pooled College & University Projects
          Revenue, Series 1997A                                       5.05%            04/01/05             1,010          1,094
    + University of San Diego
          Revenue Refunding                                           4.50%            10/01/02             1,000          1,002

      CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
      Adventist Hospital
          Revenue, Series 1998A                                       1.75%            09/01/02             3,400          3,400
      Catholic Health Care West
          Insured Revenue, Series 1997A                               5.00%            07/01/03             2,000          2,059
      Kaiser Permanente Hospital
          Revenue, Series 1998B                                       5.00%            10/01/08             2,500          2,692
+(10) Marshall Hospital
          Insured Hospital Revenue, Series 1992A                      6.63%            11/01/02             4,000          4,114

      CALIFORNIA POLLUTION CONTROL FINANCE AUTHORITY
      Waste Management, Inc. Project
          Solid Waste Disposal Revenue, Series B                      4.45%            07/01/05             2,000          2,011

      CALIFORNIA PUBLIC WORKS BOARD
          Energy Effeciency Revenue Refunding, Series 1998B           4.00%            09/01/06             1,155          1,236
      Regents University of California
          Lease Revenue Refunding, Series 1998A                       5.25%            12/01/07             2,000          2,247
    + Various Universities of California Projects
          Lease Revenue, Series 1992A                                 6.40%            12/01/02             2,000          2,065

      CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
      Kaiser Permanente Project
          Revenue, Series A                                           2.00%            01/02/03             3,000          3,006
          Revenue, Series 2002D                                       4.35%            03/01/07             2,000          2,063
    + Sherman Oaks Project
          Revenue Refunding, Series 1998A                             5.00%            08/01/06             2,500          2,770
    o St. Joseph Health Systems Group
          Series 1994                                                 6.50%            07/01/04             2,000          2,220
          Series 1997                                                 5.00%            07/01/04               750            786
    o The Internext Group                                             4.13%            04/01/04             3,500          3,557

    + EL DORADO COUNTY PUBLIC AGENCY FINANCE AUTHORITY
          Revenue                                                     5.60%            02/15/12             3,000          3,287

    + FONTANA
        Senior Community Facilities District No. 2-A
          Special Tax Refunding, Series 1998                          4.10%            09/01/04             1,120          1,180

      FREMONT UNIFIED HIGH SCHOOL DISTRICT OF SANTA CLARA COUNTY
          General Obligation, Series 2000B                            5.75%            09/01/08             1,520          1,770

    + FRESNO
      Community Facilities District No. 3
          Special Tax, Series 1998                                    4.75%            09/01/05             1,220          1,233

      HUNTINGTON BEACH
      Huntington Village
          Multi-Family Housing Revenue, Series 2000A                  4.80%            09/01/07             2,970          2,977

    + INGLEWOOD REDEVELOPEMENT AGENCY
      Merged Redeveloped Project
          Tax Allocation Refunding, Series 1998A                      3.88%            05/01/05               525            554


See financial notes.

      ISSUER
      PROJECT                                                                          MATURITY        FACE VALUE     MKT. VALUE
          TYPE OF SECURITY, SERIES                                     RATE              DATE         ($ x 1,000)    ($ x 1,000)
    + INTERMODAL CONTAINER TRANSFER FACILITY JOINT POWERS
      AUTHORITY
          Revenue Refunding, Series 1999A                             5.00%            11/01/08             1,210          1,367
          Revenue Refunding, Series 1999A                             5.00%            11/01/09             1,375          1,551

      LONG BEACH HARBOR
 +(7)     Revenue Refunding, Series 1998A                             5.50%            05/15/05             3,985          4,347
  (6)     Revenue, Series 2000A                                       5.50%            05/15/10             4,000          4,492

  + o LOS ANGELES
      American Academy of Dramatic Arts
          Series 2000A                                                4.70%            11/01/05             1,300          1,387

    + LOS ANGELES COMMUNITY REDEVELOPMENT POOLED FINANCING
         AUTHORITY
      Beacon Street Project
          Revenue Refunding, Series 1998F                             5.00%            09/01/07               810            908
      Monterey Project
          Revenue Refunding, Series 1998E                             5.00%            09/01/07             1,570          1,761

      LOS ANGELES COUNTY TRANSPORTATION COMMISSION
      Proposition C
          Sales Tax Revenue, Second Series 1992A                      6.20%            07/01/04             3,000          3,254

      LOS ANGELES STATE BUILDING AUTHORITY
    +     Lease Revenue Refunding, Series 1993A                       5.63%            05/01/11             2,000          2,315
      California Department of General Services
          Lease Revenue Refunding, Series 1995A                       5.60%            05/01/04             1,000          1,067

  (5) LOS ANGELES UNIFIED SCHOOL DISTRICT
          General Obligation, Series 2000D                            5.50%            07/01/10             4,000          4,587

    + NORTHERN CALIFORNIA POWER AGENCY
      Geothermal Project No. 3
          Public Power Revenue, Series 1993A                          5.60%            07/01/06             2,000          2,260

   +o OAKLAND
      Oakland Museum
          Refunding, Series A                                         5.00%            04/01/10             2,015          2,243
          Refunding, Series A                                         5.00%            04/01/11             1,460          1,627

    + OCEANSIDE COMMUNITY DEVELOPMENT COMMISSION
      Vista del Ora Rental Housing Project
          Multi-Family Revenue Refunding, Series 2001A                4.45%            04/01/11             1,250          1,310

   +o ORANGE COUNTY RECOVERY
          Series 1996A                                                6.00%            07/01/08             3,000          3,521

   +o PORT OF OAKLAND
          Series K                                                    5.50%            11/01/08             3,000          3,410

    + RANCHO WATER DISTRICT FINANCING AUTHORITY
          Revenue                                                     5.88%            11/01/10             1,500          1,673

    + SAN BERNARDINO
      Alta Park Mountain Vista Apartments
          Multi-Family Housing Revenue Refunding, Series 2001A        4.45%            05/01/11             1,300          1,342

    + SAN FRANCISCO BAY AREA TRANSIT FINANCING AUTHORITY
          Bridge Toll Revenue, Series 1999                            5.00%            02/01/07               500            544

    + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
          International Airport Revenue, 2nd Series - Issue 15A       5.50%            05/01/09             2,000          2,241


                                                           See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

      ISSUER
      PROJECT                                                                         MATURITY        FACE VALUE      MKT. VALUE
          TYPE OF SECURITY, SERIES                                   RATE               DATE         ($ x 1,000)     ($ x 1,000)
    + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
      Auxiliary Organization
          Student Housing Revenue                                     4.30%            07/01/05           540               570
          Student Housing Revenue                                     5.00%            07/01/08           400               438

    + SAN JOAQUIN AREA FLOOD CONTROL AGENCY
      Improvement Bond Act 1915
          Flood Protection Restoration Assessment, Series 1996        5.10%            09/02/03         1,305             1,344

  (3) SAN JOSE REDEVELOPMENT AGENCY
      Merged Area Redevelopment Project
          Tax Allocation                                              4.00%            08/01/10         5,000             5,242

 +(9) SANTA CLARA
      Insurance Funding
          Revenue                                                     3.25%            04/01/12         4,000             4,138

    + SANTA CLARA COUNTY FINANCING AUTHORITY
      Multi-Facilities Projects
          Lease Revenue, Series 2000B                                 5.50%            05/15/05         3,290             3,611

      VMC Facility Replacement Project
          Lease Revenue, Series 1994A                                 7.75%            11/15/10         1,000             1,305

    + SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY
      San Juan Power Project Unit 3
          Power Revenue, Series 1993A                                 5.00%            01/01/04         1,600             1,652

    + WEST & CENTRAL BASIN FINANCING AUTHORITY
      West Basin Project
          Revenue Refunding, Series 1993A                             5.30%            08/01/09         3,665             3,838

+o(4) WILLIAM S. HART UNION HIGH SCHOOL DISTRICT
      School Facilities Bridge Funding Project                        2.40%            01/15/04         5,000             5,017
                                                                                                                        -------
                                                                                                                        151,956

      PUERTO RICO 3.7%

    + PUERTO RICO COMMONWEALTH AQUEDUCT & SEWERAGE AUTHORITY
         Revenue Refunding                                            6.00%            07/01/06         3,000             3,410

    + PUERTO RICO ELECTRIC POWER AUTHORITY
         Power Revenue Refunding, Series 1997CC                       5.50%            07/01/08         3,000             3,391
                                                                                                                        -------
                                                                                                                          6,801

      VARIABLE RATE OBLIGATIONS 12.6%
      -------------------------------------------------------------------------------------------------------------------------
      CALIFORNIA 12.6%

    + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
      Shell Martinez Refining Project
          Solid Waste Disposal Revenue, Series 1996A                  1.75%            09/01/02           500               500

    + IRVINE RANCH IMPROVEMENT BOND ACT 1915
      Assessment District No. 93-13
          Special Assessment                                          1.75%            09/01/02         3,300             3,300
      Assessment District No. 94-13
          Special Assessment                                          1.85%            09/01/02         2,250             2,250


See financial notes.

        ISSUER
        PROJECT                                                                          MATURITY    FACE VALUE       MKT. VALUE
            TYPE OF SECURITY, SERIES                                     RATE              DATE     ($ x 1,000)      ($ x 1,000)
        Assessment District No. 94-15
           Special Assessment                                           1.85%            09/01/02           400              400
        Assessment District No. 97-17
           Special Assessment                                           1.85%            09/01/02         1,000            1,000
      + IRVINE RANCH WATER DISTRICT
     +o Capital Improvement Project                                     1.75%            09/01/02           800              800
           Consolidated Revenue                                         1.85%            09/01/02         2,450            2,450
        Consolidated Improvement Districts Project
           General Obligation                                           1.75%            09/01/02         1,700            1,700
        Districts 102, 103, 105 & 106
           Revenue Refunding                                            1.75%            09/01/02           345              345
        Districts 140, 240, 105, 250
           Consolidated General Obligation                              1.85%            09/01/02         1,500            1,500
        Improvement District No. 182
           General Obligation, Series A                                 1.75%            09/01/02           900              900
        Improvement District No. 282
           General Obligation, Series A                                 1.75%            09/01/02         1,200            1,200

     +o Orange County Sanitation District
           Series 2000A                                                 1.85%            09/01/02         1,245            1,245
(2)        Series 2000B                                                 1.85%            09/01/02         5,300            5,300
                                                                                                                         -------
                                                                                                                          22,890


                                                                                                                      MKT. VALUE
        SECURITY AND NUMBER OF SHARES                                                                                ($ x 1,000)
        OTHER INVESTMENT COMPANIES  0.1% of investments
        ------------------------------------------------------------------------------------------------------------------------
        PROVIDENT INSTITUTIONAL FUNDS--
        CALIFORNIA MONEY FUND PORTFOLIO    131,916                                                                           132

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                                            See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statement of
ASSETS AND LIABILITIES
As of August 31, 2002. All numbers x 1,000 except NAV.

ASSETS
------------------------------------------------------------------------------
Investments, at market value                                          $181,779 a
Receivables:
      Fund shares sold                                                     421
      Interest                                                           1,973
Prepaid expenses                                                   +         1
                                                                   -----------
TOTAL ASSETS                                                           184,174

LIABILITIES

Payables:
      Fund shares redeemed                                                  27
      Dividends to shareholders                                            476
      Investment adviser and administrator fees                              2
      Transfer agent and shareholder service fees                            4
Accrued expenses                                                   +        42
                                                                   -----------
TOTAL LIABILITIES                                                          551

NET ASSETS

TOTAL ASSETS                                                           184,174
TOTAL LIABILITIES                                                  -       551
                                                                   -----------
NET ASSETS                                                            $183,623

NET ASSETS BY SOURCE

Capital received from investors                                        177,065
Net investment income not yet distributed                                   60 b
Net realized capital losses                                               (365)b
Net unrealized capital gains                                             6,863

NET ASSET VALUE (NAV)
               SHARES
NET ASSETS  /  OUTSTANDING  =  NAV
$183,623       17,220          $10.66

a The fund's amortized cost for these securities was $174,916. Not counting short-term obligations, the fund paid $45,086 for securities during the reporting period, and received $23,241 from securities it sold or that matured. Included in the total purchases and sales amounts are $69,955 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount on fixed income securities as part of interest income resulting in the following reclassification:

  Net unrealized capital gains                          $(10)
  Reclassified as:
      Net investment income not yet distributed          $10

  Accordingly, the fund has increased the amortized cost of their investments at August 31, 2001 by $10. The reclassification and adjustment to cost will not impact the net assets or distributions of the fund.

FEDERAL TAX BASIS DATA

PORTFOLIO COST                                        $174,897
NET UNREALIZED GAINS AND LOSSES:
Gains                                                 $  6,887
Losses                                              +       (5)
                                                    ----------
                                                      $  6,882

UNDISTRIBUTED EARNINGS:
Tax-exempt income                                     $    516
Long-term capital gains                               $     --
CAPITAL LOSSES UTILIZED                               $    201
UNUSED CAPITAL LOSSES:
Expires 08/31 of:
       2004                                           $    337
       2008                                         +       27
                                                     ---------
                                                      $    364

RECLASSIFICATIONS:
Net realized capital gains                            $     (3)
Reclassified as:
    Net investment income not yet distributed         $      3


See financial notes.

Statement of
OPERATIONS
For September 1, 2001 through August 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                                  $5,929

NET REALIZED GAINS
--------------------------------------------------------------------------------
Net realized gains on investments sold                                       204

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        2,290

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    470 a
Transfer agent and shareholder service fees                                  392 b
Trustees' fees                                                                 9 c
Custodian and portfolio accounting fees                                       85
Professional fees                                                             25
Registration fees                                                              3
Shareholder reports                                                           30
Other expenses                                                         +      16
                                                                       ---------
Total expenses                                                             1,030
Expense reduction                                                      -     262 d
                                                                       ---------
NET EXPENSES                                                                 768

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    5,929
NET EXPENSES                                                           -     768
                                                                       ---------
NET INVESTMENT INCOME                                                      5,161
NET REALIZED GAINS                                                           204 e
NET UNREALIZED GAINS                                                   +   2,290 e
                                                                       ---------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $7,655

a Calculated as a percentage of average daily net assets: 0.30% of the first $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $2,494.


                                                            See financial notes.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
------------------------------------------------------------------------------
                                          9/1/01-8/31/02        9/1/00-8/31/01
Net investment income                             $5,161                $5,202
Net realized gains                                   204                   248
Net unrealized gains                            +  2,290                 3,705
                                         -------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             7,655                 9,155

DISTRIBUTIONS PAID
------------------------------------------------------------------------------
Dividends from net investment income              $5,077                $5,214 a

TRANSACTIONS IN FUND SHARES
------------------------------------------------------------------------------
                                  9/1/01-8/31/02            9/1/00-8/31/01
                             QUANTITY         VALUE     QUANTITY         VALUE
Shares sold                     8,549       $89,804        5,830       $60,109
Shares reinvested                 314         3,294          378         3,901
Shares redeemed             +  (5,392)      (56,623)      (4,548)      (46,945)
                              ------------------------------------------------
NET INCREASE                    3,471       $36,475        1,660       $17,065

SHARES OUTSTANDING AND NET ASSETS
------------------------------------------------------------------------------
                                  9/1/01-8/31/02             9/1/00-8/31/01
                               SHARES    NET ASSETS       SHARES    NET ASSETS

Beginning of period            13,749      $144,570       12,089      $123,564
Total increase              +   3,471        39,053        1,660        21,006 b
                              ------------------------------------------------
END OF PERIOD                  17,220      $183,623       13,749      $144,570 c


a UNAUDITED
  The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested, minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $60 at the end of the current period and distributions in excess of net investment income in the amount of $37 at the end of the prior period.


See financial notes.

     The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. 2

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

[PHOTO OF JOANNE LARKIN]

     JOANNE LARKIN, a vice president of the investment adviser, has had overall management responsibility for the fund since its inception. Prior to joining the firm in 1992, she worked for more than eight years in fixed income asset management and research.

TICKER SYMBOL: SXCAX

[GRAPHIC]

                     INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1     SHORT      MEDIUM      LONG
HIGH                 / /        / /        /X/
MEDIUM               / /        / /        / /
LOW                  / /        / /        / /

MANAGER'S PERSPECTIVE

AS A GROUP, MUNICIPAL BONDS PERFORMED WELL COMPARED WITH OTHER ASSET CLASSES DURING THE REPORT PERIOD. At least two factors helped push yields down. One factor was the Fed's lowering of short-term rates from 3.50% to 1.75% during the last four months of 2001. A second factor was high demand, as investors abandoned stocks.

THE FUND'S FOCUS ON HIGH QUALITY SECURITIES ENABLED IT TO PROVIDE A RETURN OF 5.14% DURING THE REPORT PERIOD. With accounting and corporate governance issues dominating the equity markets, many investors sought security in municipal investments. Throughout the report period, the muni market saw record issuance as issuers sought to lock in lower financing rates. In spite of the increased supply, munis continued to perform well versus taxable bonds and equities. As munis reached historically low levels (the lowest in approximately 30 years) toward the end of the period, we began to shorten the portfolio's duration.

OPPOSING FORCES ARE VYING TO CONTROL THE BOND MARKET'S FUTURE DIRECTION. Further economic weakness could mean continued low interest rates and high demand for quality muni bonds. But economic improvement could push yields up and prices down. Future bond market trends are therefore likely to depend on the strength and timing of a recovery. Given the current economic environment, we continue to invest in high-grade securities in order to mitigate credit risk.


1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
  Short, up to 4.5 years; Medium, more than 4.5 years to less than seven years; Long, seven years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

2 A portion of income may be subject to the alternative minimum tax (AMT).

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/02

This chart compares performance of the fund with the Lehman Brothers General Municipal Bond Index and the Morningstar Municipal California Long Bond Fund category. As of the end of the report period, the fund's 30-day SEC yield was 4.39% 1 and its taxable-equivalent yield was 7.88%. 1, 2

[BAR CHART]

                                                 Lehman Brothers
                                                 General Municipal         Peer group
                             Fund 1              Bond Index                average 3
1 year                       5.14%               6.24%                     4.32%
5 years                      6.03%               6.42%                     5.38%
10 years                     6.46%               6.74%                     6.19%

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance over ten years of a hypothetical $10,000 investment in the fund, compared with a similar investment in the Lehman Brothers General Municipal Bond Index.

$18,705 FUND 1

$19,199 LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX

[LINE GRAPH]

                               Fund                   Index
     31-Aug-92                  10000                  10000
     30-Sep-92                  10046                  10065
     31-Oct-92                   9711                   9966
     30-Nov-92                  10125                  10145
     31-Dec-92                  10300                  10248
     31-Jan-93                  10435                  10367
     28-Feb-93                  10917                  10742
     31-Mar-93                  10720                  10629
     30-Apr-93                  10825                  10736
     31-May-93                  10882                  10796
     30-Jun-93                  11098                  10976
     31-Jul-93                  11085                  10991
     31-Aug-93                  11344                  11219
     30-Sep-93                  11470                  11347
     31-Oct-93                  11509                  11369
     30-Nov-93                  11372                  11269
     31-Dec-93                  11628                  11506
     31-Jan-94                  11759                  11638
     28-Feb-94                  11418                  11336
     31-Mar-94                  10844                  10875
     30-Apr-94                  10912                  10967
     31-May-94                  11004                  11063
     30-Jun-94                  10892                  10995
     31-Jul-94                  11145                  11196
     31-Aug-94                  11162                  11235
     30-Sep-94                  10963                  11070
     31-Oct-94                  10681                  10873
     30-Nov-94                  10428                  10676
     31-Dec-94                  10611                  10911
     31-Jan-95                  11034                  11223
     28-Feb-95                  11399                  11550
     31-Mar-95                  11510                  11683
     30-Apr-95                  11505                  11697
     31-May-95                  11892                  12070
     30-Jun-95                  11697                  11965
     31-Jul-95                  11764                  12079
     31-Aug-95                  11931                  12232
     30-Sep-95                  12028                  12309
     31-Oct-95                  12265                  12488
     30-Nov-95                  12524                  12695
     31-Dec-95                  12695                  12817
     31-Jan-96                  12782                  12914
     29-Feb-96                  12671                  12826
     31-Mar-96                  12459                  12662
     30-Apr-96                  12397                  12627
     31-May-96                  12407                  12622
     30-Jun-96                  12566                  12759
     31-Jul-96                  12704                  12875
     31-Aug-96                  12699                  12873
     30-Sep-96                  12908                  13053
     31-Oct-96                  13049                  13201
     30-Nov-96                  13321                  13442
     31-Dec-96                  13245                  13386
     31-Jan-97                  13254                  13411
     28-Feb-97                  13380                  13534
     31-Mar-97                  13144                  13354
     30-Apr-97                  13276                  13467
     31-May-97                  13521                  13669
     30-Jun-97                  13638                  13815
     31-Jul-97                  14156                  14198
     31-Aug-97                  13962                  14064
     30-Sep-97                  14145                  14231
     31-Oct-97                  14242                  14323
     30-Nov-97                  14351                  14407
     31-Dec-97                  14575                  14617
     31-Jan-98                  14761                  14768
     28-Feb-98                  14751                  14772
     31-Mar-98                  14726                  14786
     30-Apr-98                  14654                  14719
     31-May-98                  14909                  14952
     30-Jun-98                  14952                  15010
     31-Jul-98                  14971                  15048
     31-Aug-98                  15211                  15281
     30-Sep-98                  15439                  15472
     31-Oct-98                  15431                  15472
     30-Nov-98                  15513                  15526
     31-Dec-98                  15511                  15565
     31-Jan-99                  15676                  15750
     28-Feb-99                  15623                  15681
     31-Mar-99                  15662                  15703
     30-Apr-99                  15654                  15742
     31-May-99                  15513                  15651
     30-Jun-99                  15245                  15425
     31-Jul-99                  15226                  15481
     31-Aug-99                  14972                  15357
     30-Sep-99                  14963                  15363
     31-Oct-99                  14611                  15197
     30-Nov-99                  14798                  15358
     31-Dec-99                  14560                  15243
     31-Jan-00                  14413                  15177
     29-Feb-00                  14700                  15354
     31-Mar-00                  15195                  15690
     30-Apr-00                  15016                  15597
     31-May-00                  14954                  15516
     30-Jun-00                  15451                  15927
     31-Jul-00                  15721                  16149
     31-Aug-00                  16121                  16397
     30-Sep-00                  16055                  16312
     31-Oct-00                  16181                  16490
     30-Nov-00                  16348                  16615
     31-Dec-00                  16775                  17026
     31-Jan-01                  16870                  17194
     28-Feb-01                  16902                  17249
     31-Mar-01                  17036                  17404
     30-Apr-01                  16743                  17216
     31-May-01                  16949                  17402
     30-Jun-01                  17015                  17519
     31-Jul-01                  17343                  17778
     31-Aug-01                  17792                  18072
     30-Sep-01                  17688                  18010
     31-Oct-01                  17909                  18224
     30-Nov-01                  17817                  18071
     31-Dec-01                  17598                  17900
     31-Jan-02                  17839                  18209
     28-Feb-02                  18027                  18430
     31-Mar-02                  17612                  18068
     30-Apr-02                  17917                  18421
     31-May-02                  18035                  18533
     30-Jun-02                  18183                  18730
     31-Jul-02                  18430                  18971
     31-Aug-02                  18705                  19199

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Past performance doesn't indicate future results.

1 Fund performance reflects expense reductions by the fund's investment adviser
  (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (44.31%). Your tax rate may be different.

3 Source: Morningstar, Inc. As of 8/31/02, the total number of funds in the Municipal California Long Bond Fund category for the one-, five- and ten-year periods was 119, 102 and 45, respectively.


Schwab Tax-Free Bond Funds

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/02

     SECURITY                                                        RATE       MATURITY DATE    % OF INVESTMENTS
-----------------------------------------------------------------------------------------------------------------
 (1) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY                  5.25%         8/15/18            2.7%
     Special Tax Revenue, Series 1999A
-----------------------------------------------------------------------------------------------------------------
 (2) SANTA ANA UNIFIED SCHOOL DISTRICT                               5.70%         8/1/29             2.7%
     General Obligation
-----------------------------------------------------------------------------------------------------------------
 (3) STOCKTON COMMUNITY FACILITIES DISTRICT                          5.80%         9/1/14             2.6%
     Weston Ranch Project, Special Tax Revenue, Series 1998A
-----------------------------------------------------------------------------------------------------------------
 (4) ANAHIEM PUBLIC FINANCING AUTHORITY                              6.00%         9/1/24             2.5%
     Public Improvements Project, Revenue, Series 1997A
-----------------------------------------------------------------------------------------------------------------
 (5) CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY                5.38%         7/1/16             2.3%
     Children's Hospital of San Diego, Insured Hospital
     Revenue Refunding, Series 1996
-----------------------------------------------------------------------------------------------------------------
 (6) MENLO PARK COMMUNITY DEVELOPMENT AGENCY                         5.55%         6/1/30             2.2%
     Las Pulgas Community Development Project, Tax Allocation
-----------------------------------------------------------------------------------------------------------------
 (7) FOOTHILL EASTERN CORRIDOR AGENCY                                5.13%         1/15/19            2.2%
     Toll Road Revenue Refunding
-----------------------------------------------------------------------------------------------------------------
 (8) CALIFORNIA DEPARTMENT OF VETERAN AFFAIRS                        5.30%         12/1/21            2.1%
     Home Purchase Revenue, Series 2002A
-----------------------------------------------------------------------------------------------------------------
 (9) CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY                5.00%         10/1/18            2.1%
     Kaiser Permanente Hospital, Revenue, Series 1998B
-----------------------------------------------------------------------------------------------------------------
(10) CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY          5.38%         4/1/17             2.1%
     The Internext Group
-----------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                           23.5%

DIVIDENDS PAID in each fiscal year

[BAR CHART]

                                     Income dividends
                                        per share
1992 2                                   $ 0.51
1993 3                                   $ 0.38
1994                                     $ 0.56
1995                                     $ 0.56
1996                                     $ 0.57
1997                                     $ 0.56
1998                                     $ 0.55
1999                                     $ 0.54
2000                                     $ 0.55
2001                                     $ 0.55
2002                                     $ 0.52

1 This list is not a recommendation of any security by the adviser. Portfolio holdings may have changed since the report date.

2 Period from the fund's inception on 2/24/92 through 12/31/92.

3 For the eight-month period ended 8/31/93.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/02

All figures are shown as a percentage of the fund's investments. Holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

99.7%   Municipal Bonds
 0.3%   Other Investment Companies

BY CREDIT QUALITY 1

[PIE CHART]

70.1%   AAA
 9.0%   AA
11.8%   A
 8.8%   BBB
 0.3%   Short-Term Ratings

BY MATURITY

[PIE CHART]

 6.3%   0-1 year
 4.9%   2-10 years
56.2%   11-20 years
27.5%   21-30 years
 5.1%   More than 30 years

STATISTICS as of 8/31/02

                                                                    PEER GROUP
                                                     FUND            AVERAGE 2
--------------------------------------------------------------------------------
Number of issues                                      98               149
--------------------------------------------------------------------------------
12-Month yield                                       4.45%            4.22%
--------------------------------------------------------------------------------
Weighted average rate                                5.32%            5.39%
--------------------------------------------------------------------------------
Weighted average maturity                           18.0 yrs         15.2 yrs
--------------------------------------------------------------------------------
Weighted average duration                            9.1 yrs          8.4 yrs
--------------------------------------------------------------------------------
Weighted average credit quality                       AA               AA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/02

[BAR CHART]

Fund                                      0.49% 3
Peer group average                        1.07% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/02, there were 120 funds in the Municipal
  California Long Bond Fund category.

3 Guaranteed by Schwab and the investment adviser (excluding interest, taxes and certain non-routine expenses) through 11/15/02.


Schwab Tax-Free Bond Funds

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

FINANCIAL TABLES

      These tables provide additional data on the fund's performance, portfolio holdings and business operations. Complementing the tables is the financial notes section at the end of this report, which describes the fund's business structure, accounting practices and other matters. The financial tables and the financial notes have both been audited by PricewaterhouseCoopers LLP.

      Look online at www.schwab.com/schwabfunds/how2read for guides that are designed to help you read the financial tables in any SchwabFunds(R) shareholder report.

FINANCIAL HIGHLIGHTS

                                                         9/1/01-     9/1/00-     9/1/99-    9/1/98-    9/1/97-
                                                         8/31/02    8/31/01     8/31/00     8/31/99    8/31/98
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.63      11.06       10.82      11.52       11.10
                                                        ------------------------------------------------------
Income from investment operations:
        Net investment income                               0.53       0.55        0.55       0.54        0.54
        Net realized and unrealized gains or losses         0.05       0.57        0.24      (0.70)       0.43
                                                        ------------------------------------------------------
        Total income from investment operations             0.58       1.12        0.79      (0.16)       0.97
Less distributions:
        Dividends from net investment income               (0.52)     (0.55)      (0.55)     (0.54)      (0.55)
                                                        ------------------------------------------------------
Net asset value at end of period                           11.69      11.63       11.06      10.82       11.52
                                                        ======================================================
Total return (%)                                            5.14      10.38        7.67      (1.57)       8.96

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
        average net assets                                  0.49       0.49        0.49 1     0.49        0.49
Expense reductions reflected in above ratio                 0.15       0.16        0.19       0.26        0.27
Ratio of net investment income to
        average net assets                                  4.58       4.86        5.19       4.69        4.79
Portfolio turnover rate                                       34         37          36         55          28
Net assets, end of period ($ x 1,000,000)                    238        215         179        202         190

1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

                                                            See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1) Top ten holding

 +  Credit-enhanced security

 o  Certificate of participation

 =  Delayed-delivery security

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

99.7%   MUNICIPAL BONDS
        Market Value: $237,632
        Cost: $226,379

0.3%    OTHER INVESTMENT COMPANIES
        Market Value: $756
        Cost: $756
-----------------------------------------
100.0%  TOTAL INVESTMENTS
        Market Value: $238,388
        Cost: $227,135

        ISSUER
        PROJECT                                                           MATURITY   FACE VALUE      MKT. VALUE
            TYPE OF SECURITY, SERIES                            RATE        DATE     $ X 1,000)     ($ X 1,000)
        MUNICIPAL BONDS 99.7% of investments
        --------------------------------------------------------------------------------------------------------

        FIXED-RATE OBLIGATIONS 93.7%
        --------------------------------------------------------------------------------------------------------
        CALIFORNIA 93.7%

        ABAG FINANCE AUTHORITY FOR NONPROFIT CORPORATIONS
      + Brandeis Hillel Day School Project
            Revenue                                              3.75%     08/01/06       1,700           1,759
     +o Lytton Gardens, Inc.
            Insured Revenue                                      6.00%     02/15/30       3,000           3,163
        Schools of Sacred Heart
            Revenue, Series 2000A                                6.45%     06/01/30       1,500           1,612

      + ALAMEDA CORRIDOR TRANSPORTATION AUTHORITY
            Senior Lien Revenue, Series 1999A                    5.13%     10/01/16       1,170           1,249

     +o ALAMEDA COUNTY
        Alameda Medical Center Project
            Series 1998                                          5.38%     06/01/18       3,400           3,632

    (4) ANAHIEM PUBLIC FINANCING AUTHORITY
        Public Improvements Project
            Revenue, Series 1997A                                6.00%     09/01/24       5,000           5,885

      + BAY AREA GOVERNMENT ASSOCIATION
        Redevelopment Agency Pool
            Revenue Tax Allocation, Series 1997A-6               5.25%     12/15/17       1,200           1,285

      + BISHOP UNION HIGH SCHOOL DISTRICT
            Joint General Obligation                             5.50%     08/01/25       1,175           1,252

      + BREA OLINDA UNIFIED SCHOOL DISTRICT
            General Obligation, Series 1999A                     5.60%     08/01/20       1,000           1,096


See financial notes.

        ISSUER
        PROJECT                                                                      MATURITY   FACE VALUE    MKT. VALUE
            TYPE OF SECURITY, SERIES                                        RATE        DATE   ($ X 1,000)   ($ X 1,000)
      + CALIFORNIA
            General Obligation                                             5.25%     10/01/15        2,500         2,694
            General Obligation                                             5.63%     05/01/18        1,000         1,087

    (8) CALIFORNIA DEPARTMENT OF VETERAN AFFAIRS
            Home Purchase Revenue, Series 2002A                            5.30%     12/01/21        5,000         5,123

      + CALIFORNIA DEPARTMENT OF WATER RESOURCES
        Century Valley Project
            Water System Revenue, Series 2002X                             5.50%     12/01/16        3,100         3,583

        CALIFORNIA EDUCATIONAL FACILITIES AUTHORITY
            Revenue                                                        5.75%     06/01/25        1,800         1,834
        Pepperdine University
            Revenue                                                        5.75%     09/15/30        3,000         3,226
        Santa Clara University
            Revenue Refunding                                              5.25%     09/01/26        2,330         2,434
      + St. Mary's College of California Project
            Revenue, Series 2001A                                          5.13%     10/01/26        1,560         1,591
        University of Southern California
            Revenue                                                        5.50%     10/01/27        4,570         4,823

        CALIFORNIA HEALTH FACILITIES FINANCING AUTHORITY
        Cedars Sinai Medical Center
            Revenue, Series 1999A                                          6.13%     12/01/19        2,750         2,979
   +(5) Children's Hospital of San Diego
            Insured Hospital Revenue Refunding, Series 1996                5.38%     07/01/16        5,180         5,561
    (9) Kaiser Permanente Hospital
            Revenue, Series 1998B                                          5.00%     10/01/18        5,000         5,043

        CALIFORNIA HOUSING FINANCE AGENCY
            Home Mortgage Revenue, Series 1994G                            7.20%     08/01/14          400           417
      +     Home Mortgage Revenue, Series 1995L                            5.90%     08/01/17        1,000         1,046
            Multi-Unit Rental Housing Revenue, Series 1992B-II             6.70%     08/01/15        1,000         1,023
      +     Revenue, Series 1995J                                          6.00%     08/01/17        3,000         3,134

      + CALIFORNIA INFRASTRUCTURE & ECONOMIC DEVELOPMENT BANK
        J. David Gladstone Instiution Project
            Revenue                                                        5.50%     10/01/19        1,250         1,326

      + CALIFORNIA PUBLIC WORKS BOARD
        Department of Corrections Administration
            Lease Revenue, Series 2002A                                    5.25%     03/01/20        4,570         4,821

        CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
     +o Cedars-Sinai Medical Center
            Hospital Revenue                                               6.50%     08/01/15          365           372
        Kaiser Permanente Project
            Revenue, Series 2002D                                          4.35%     03/01/07        2,000         2,063
      + Sunnyside Vermont
            Revenue, Series 2001A                                          7.00%     04/20/36        4,000         4,599
  o(10) The Internext Group                                                5.38%     04/01/17        5,000         5,019

      + COLTON PUBLIC FINANCING AUTHORITY
            Special Tax Revenue, Series 1996                               5.45%     09/01/19        3,020         3,228

        EAST BAY MUNICIPAL UTILITY DISTRICT
            Water System Revenue, Series 1998                              5.25%     06/01/19        2,600         2,727


                                                            See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

        ISSUER
        PROJECT                                                                        MATURITY  FACE VALUE    MKT. VALUE
            TYPE OF SECURITY, SERIES                                        RATE         DATE   ($ X 1,000)   ($ X 1,000)
     +o ESCONDIDO
            Revenue, Series 2000A                                           6.00%      09/01/31       2,000         2,218

        FONTANA REDEVELOPMENT AGENCY
        Jurupa Hills Redevelopment Project
            Tax Allocation, Series 1997A                                    5.50%      10/01/19       3,500         3,639

   +(7) FOOTHILL EASTERN CORRIDOR AGENCY
            Toll Road Revenue Refunding                                     5.13%      01/15/19       5,000         5,252

      + HUNTINGTON BEACH PUBLIC FINANCING AUTHORITY
        Capital Improvement Project
            Lease Revenue, Series 2000A                                     5.50%      09/01/20       1,500         1,623

     +o IMPERIAL
        Wastewater Treatment Facility Project
            Refunding                                                       5.00%      10/15/20       2,500         2,602

      + INGLEWOOD REDEVELOPMENT AGENCY
        Merged Redevelopment Project
            Tax Allocation, Series 1998A                                    5.25%      05/01/16       1,000         1,125

      + LOS ANGELES
            Sanitation Equipment Revenue, Series 2001A                      5.25%      02/01/17       3,965         4,263
            Wastewater System Revenue Refunding, Series 2002A               6.00%      06/01/20       4,000         4,766

   +(6) MENLO PARK COMMUNITY DEVELOPMENT AGENCY
        Las Pulgas Community Development Project
            Tax Allocation                                                  5.55%      06/01/30       5,000         5,325

      + MODESTO PUBLIC FINANCING AUTHORITY
        Capital Imports & Refining Project
            Lease Revenue                                                   5.13%      09/01/20       3,740         3,872

      + NORTHERN CAIFORNIA POWER AGENCY
            Multiple Capital Facilities Revenue Refunding,
            Series 1999A                                                    5.25%      08/01/16       3,000         3,228

        OAKLAND JOINT POWERS FINANCING AUTHORITY
            Reassessment Revenue                                            5.50%      09/02/24       990           1,030

     +o OCEANSIDE BUILDING AUTHORITY
            Refunding, Series 1993A                                         6.38%      04/01/12       1,250         1,302

      + PORT OF OAKLAND
            Revenue, Series 2000K                                           5.75%      11/01/29       3,500         3,697

        RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY
        Redevelopment Projects
            Tax Allocation Revenue, Series 1997A                            5.63%      10/01/33       4,905         4,994

        ROSEVILLE JOINT UNION HIGH SCHOOL DISTRICT
            General Obligation, Series 2001E                                5.25%      08/01/26       2,435         2,505

        SACRAMENTO CITY FINANCING AUTHORITY
        California EPA Building Project
            Lease Revenue, Series 1998A                                     5.25%      05/01/19       1,575         1,660
      + City Hall & Redevelopment Projects
            Revenue, Series 2002A                                           5.38%      12/01/20       2,875         3,073
            Revenue, Series 2002A                                           5.00%      12/01/28       2,500         2,520

        SACRAMENTO COUNTY SANITATION DISTRICT FINANCING AUTHORITY
            Revenue, Series 2000A                                           5.88%      12/01/27       1,000         1,130


See financial notes.

        ISSUER
        PROJECT                                                                       MATURITY  FACE VALUE    MKT. VALUE
            TYPE OF SECURITY, SERIES                                         RATE      DATE    ($ X 1,000)   ($ X 1,000)
      + SACRAMENTO FINANCING AUTHORITY
        Solid Waste & Redevelopment
            Capital Improvement Revenue                                      5.88%    12/01/29       3,000         3,323

     +o SACRAMENTO REGIONAL ARTS FACILITIES FINANCING AUTHORITY              5.00%    09/01/27       3,000         3,026

      o SACRAMENTO REGIONAL TRANSIT DISTRICT
            Series 1992A                                                     6.38%    03/01/05         250           259
        Light Rail Transportation
            Refunding                                                        6.75%    07/01/07       2,000         2,029

      + SALINAS VALLEY SOLID WASTE AUTHORITY
            Revenue                                                          5.13%    08/01/22       2,210         2,257

     +o SAN BERNARDINO COUNTY
        West Valley Detention Center                                         6.50%    11/01/12         420           432

        SAN DIEGO REDEVELOPMENT AGENCY
        Horton Plaza Project
            Tax Allocation                                                   5.80%    11/01/21       2,500         2,618

      + SAN DIEGO UNIFIED SCHOOL DISTRICT
            General Obligation, Series 2001C                                 5.00%    07/01/18       1,730         1,829
            General Obligation, Series 2001C                                 5.00%    07/01/19       2,000         2,097
      = Election 1998
            General Obligation, Series 2002D                                 5.25%    07/01/19       3,000         3,226

      + SAN FRANCISCO BAY AREA RAPID TRANSIT DISTRICT
            Sales Tax Revenue                                                5.50%    07/01/26       1,000         1,060
            Sales Tax Revenue                                                5.50%    07/01/34       2,500         2,660

      + SAN FRANCISCO CITY & COUNTY AIRPORT COMMISSION
            International Airport Revenue, 2nd Series, Issue 11              6.20%    05/01/05       2,000         2,251
            International Airport Revenue, 2nd Series, Issue 22              5.00%    05/01/19       2,000         2,054
            International Airport Revenue, 2nd Series, Issue 12B             5.63%    05/01/21       2,000         2,128

        SAN FRANCISCO DOWNTOWN PARKING CORP.
            Revenue                                                          6.65%    04/01/18         500           525

      + SAN FRANCISCO STATE UNIVERSITY FOUNDATION, INC.
        Auxillary Organization
            Student Housing Revenue                                          5.20%    07/01/19       1,150         1,166

      + SAN LUIS OBISPO COUNTY FINANCE AUTHORITY
        Lopez Dam Improvement Project
            Revenue, Series 2000A                                            5.38%    08/01/24       1,000         1,047

   +(2) SANTA ANA UNIFIED SCHOOL DISTRICT
            General Obligation                                               5.70%    08/01/29       6,000         6,471

      + SANTA CLARA COUNTY FINANCING AUTHORITY
        VMC Facility Replacement Project
            Lease Revenue, Series 1994A                                      7.75%    11/15/10       1,460         1,905

      + SANTA CLARA REDEVELOPMENT AGENCY
        Bayshore North Project
            Tax Allocation Refunding                                         7.00%    07/01/10       1,500         1,798

        SANTA MARIA JOINT UNIFIED HIGH SCHOOL DISTRICT
            General Obligation, Series 2001A                                 5.25%    08/01/25       1,435         1,492

      + SANTA ROSA
            Waste Water Revenue, Series 2001B                                5.00%    09/01/24       1,000         1,013


                                                            See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

PORTFOLIO HOLDINGS As of August 31, 2002. Continued

        ISSUER
        PROJECT                                                                    MATURITY  FACE VALUE     MKT. VALUE
            TYPE OF SECURITY, SERIES                                     RATE        DATE   ($ X 1,000)    ($ X 1,000)
      + SHASTA UNIFIED SCHOOL DISTRICT
            General Obligation                                           5.25%     08/01/18       1,240          1,336
            General Obligation                                           5.25%     08/01/19       1,360          1,454

   +(1) SOUTH ORANGE COUNTY PUBLIC FINANCING AUTHORITY
            Special Tax Revenue, Series 1999A                            5.25%     08/15/18       6,095          6,490

    (3) STOCKTON COMMUNITY FACILITIES DISTRICT
        Weston Ranch Project
            Special Tax Revenue, Series 1998A                            5.80%     09/01/14       5,875          6,190

      + TAFT CITY ELEMENTARY SCHOOL DISTRCIT
            General Obligation, Series 2001A                             4.90%     08/01/20       1,080          1,109

      o TEMECULA COMMUNITY SERVICES DISTRICT
        Community Recreation Center Project
            Series 1992                                                  7.13%     10/01/12       1,000          1,024

      + TRI-CITY HOSPITAL DISTRICT
            Insured Revenue Refunding, Series 1996A                      5.63%     02/15/17       1,000          1,080

        TRUCKEE PUBLIC FINANCING AUTHORITY
            Lease Revenue, Series 2000A                                  5.88%     11/01/25       1,490          1,650

      + UNIVERSITY OF CALIFORNIA
        University of California Hospital Medical Center Project
            Hospital Revenue                                             5.75%     07/01/24         500            538

      + VALLEJO
        Water Improvement Project
            Revenue Refunding, Series 1996A                              5.70%     05/01/16       2,000          2,208

     +o WEST BASIN COUNTY MUNICIPAL WATER DISTRICT
            Revenue Refunding, Series 1997A                              5.50%     08/01/22       1,000          1,063

        WHITTIER PRESBYTERIAN INTERCOMMUNITY HOSPITAL
            Health Facility Revenue                                      5.60%     06/01/22       2,000          2,064
                                                                                                               -------
                                                                                                               223,382
        VARIABLE RATE OBLIGATIONS 6.0%
        ---------------------------------------------------------------------------------------------------------------
        CALIFORNIA 6.0%
      + CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
        Shell Martinez Refining Project
            Solid Waste Disposal Revenue, Series 1996A                   1.75%     09/01/02       3,500          3,500

      + IRVINE RANCH IMPROVEMENT BOND ACT 1915
        Assessment District No. 93-13
            Special Assessment                                           1.75%     09/01/02         600            600
        Assessment District No. 94-15
            Special Assessment                                           1.85%     09/01/02       1,100          1,100
        Assessment District No. 97-16
            Special Assessment                                           1.85%     09/01/02         500            500


See financial notes.

        ISSUER
        PROJECT                                                                      MATURITY  FACE VALUE    MKT. VALUE
            TYPE OF SECURITY, SERIES                                         RATE      DATE   ($ X 1,000)   ($ X 1,000)
  +     IRVINE RANCH WATER DISTRICT
            Consolidated Refunding General Obligation, Series 1993B          1.85%    09/01/02        500           500
        Districts 105, 140, 240 & 250
            General Obligation, Series 1995                                  1.75%    09/01/02        950           950

  +     METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA
            Waterworks Revenue, Series 2000B-1                               1.85%    09/01/02      1,700         1,700

 +o     ORANGE COUNTY SANITATION DISTRICT
            Series 2000A                                                     1.85%    09/01/02      4,200         4,200
            Series 2000B                                                     1.85%    09/01/02      1,200         1,200
                                                                                                                 ------
                                                                                                                 14,250
                                                                                                             MKT. VALUE
        SECURITY AND NUMBER OF SHARES                                                                       ($ x 1,000)
        OTHER INVESTMENT COMPANIES 0.3% of investments
        ---------------------------------------------------------------------------------------------------------------
        PROVIDENT INSTITUTIONAL FUNDS--
        CALIFORNIA MONEY FUND PORTFOLIO 755,541                                                                    756

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


                                                            See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- Financials

Statement of
ASSETS AND LIABILITIES
As of August 31, 2002. All numbers x 1,000 except NAV.


ASSETS
-----------------------------------------------------------------------------
Investments, at market value                                         $238,388 a
Receivables:
        Fund shares sold                                                   90
        Interest                                                        3,289
Prepaid expenses                                                   +        2
                                                                   ----------
TOTAL ASSETS                                                          241,769

LIABILITIES
-----------------------------------------------------------------------------
Payables:
        Fund shares redeemed                                               34
        Dividends to shareholders                                         862
        Investments bought                                              3,206
        Investment adviser and administrator fees                           3
        Transfer agent and shareholder service fees                         5
Accrued expenses                                                   +       46
                                                                   ----------
TOTAL LIABILITIES                                                       4,156

NET ASSETS
-----------------------------------------------------------------------------
TOTAL ASSETS                                                          241,769
TOTAL LIABILITIES                                                  -    4,156
                                                                   ----------
NET ASSETS                                                           $237,613

NET ASSETS BY SOURCE
Capital received from investors                                       227,252
Net investment income not yet distributed                                 296 b
Net realized capital losses                                            (1,188)
Net unrealized capital gains                                           11,253 b

NET ASSET VALUE (NAV)

               SHARES
NET ASSETS  /  OUTSTANDING  =  NAV
$237,613       20,331          $11.69

a The fund's amortized cost for these securities was $227,135. Not counting short-term obligations, the fund paid $95,551 for securities during the reporting period, and received $73,420 from securities it sold or that matured. Included in the total purchases and sales amounts are $84,961 in transactions with other SchwabFunds(R).

b Beginning this year, the fund is required to recognize discount on fixed income securities as part of interest income resulting in the following reclassification:

  Net unrealized capital gains $(148)
                               Reclassified as:

  Net investment income
    not yet distributed        $148

  Accordingly, the fund has increased the amortized cost of their investments at August 31, 2001 by $148. The reclassification and adjustment to cost will not impact the net assets or distributions of the fund.


FEDERAL TAX BASIS DATA

PORTFOLIO COST                               $226,966

NET UNREALIZED GAINS AND LOSSES:
Gains                                        $ 11,422
Losses                                     +       --
                                           ----------
                                             $ 11,422
UNDISTRIBUTED EARNINGS:
Tax-exempt income                            $    989
Long-term capital gains                      $     --
CAPITAL LOSSES UTILIZED                      $  1,857

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                       $  1,188

RECLASSIFICATIONS:
Net investment income not yet distributed    $    (36)
  Net realized capital gains                 $     40
  Capital received from investors            $     (4)


See financial notes.

Statement of
OPERATIONS
For September 1, 2001 through August 31, 2002. All numbers x 1,000.

INVESTMENT INCOME
----------------------------------------------------------------------------
Interest                                                             $11,314

NET REALIZED GAINS
----------------------------------------------------------------------------
Net realized gains on investments sold                                 1,817

NET UNREALIZED LOSSES
----------------------------------------------------------------------------
Net unrealized losses on investments                                    (732)

EXPENSES
----------------------------------------------------------------------------
Investment adviser and administrator fees                                666  a
Transfer agent and shareholder service fees                              555  b
Trustees' fees                                                             9  c
Custodian and portfolio accounting fees                                  106
Professional fees                                                         27
Registration fees                                                          5
Shareholder reports                                                       39
Other expenses                                                     +      18
                                                                ------------
Total expenses                                                         1,425
Expense reduction                                                  -     337  d
                                                                ------------
NET EXPENSES                                                           1,088

INCREASE IN NET ASSETS FROM OPERATIONS
----------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               11,314
NET EXPENSES                                                       -   1,088
                                                                ------------
NET INVESTMENT INCOME                                                 10,226
NET REALIZED GAINS                                                     1,817  e
NET UNREALIZED LOSSES                                              +    (732) e
                                                                ------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $11,311

a Calculated as a percentage of average daily net assets: 0.30% of the first
  $500 million and 0.22% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, to 0.49% of average daily net assets. This limit doesn't include interest, taxes and certain non-routine expenses.

e These add up to a net gain on investments of $1,085.


                                                            See financial notes.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND -- FINANCIALS

Statements of
CHANGES IN NET ASSETS
For the current and prior report periods. All numbers x 1,000.

OPERATIONS
-------------------------------------------------------------------------------
                                              9/1/01-8/31/02     9/1/00-8/31/01
Net investment income                               $10,226             $ 9,330
Net realized gains                                    1,817               1,646
Net unrealized gains or losses                   +     (732)              8,325
                                                 ------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS               11,311              19,301

DISTRIBUTIONS PAID
-------------------------------------------------------------------------------
Dividends from net investment income                   $9,995            $9,349 a

TRANSACTIONS IN FUND SHARES
-------------------------------------------------------------------------------
                                   9/1/01-8/31/02             9/1/00-8/31/01
                                 QUANTITY     VALUE         QUANTITY     VALUE

Shares sold                         6,013   $ 69,034         5,394     $ 60,788
Shares reinvested                     495      5,667           521        5,860
Shares redeemed                 +  (4,657)   (53,303)       (3,604)     (40,583)
                                -----------------------------------------------
NET INCREASE                        1,851   $ 21,398         2,311     $ 26,065

SHARES OUTSTANDING AND NET ASSETS
-------------------------------------------------------------------------------
                                      9/1/01-8/31/02           9/1/00-8/31/01
                                   SHARES     NET ASSETS    SHARES   NET ASSETS

Beginning of period                18,480     $214,899      16,169     $178,882
Total increase                  +   1,851       22,714       2,311       36,017 b
                                -----------------------------------------------
END OF PERIOD                      20,331     $237,613      18,480     $214,899 c

  UNAUDITED
a The fund hereby designates 100% of its dividends for the current report period as tax-exempt interest dividends.

b Figures for shares represent shares sold plus shares reinvested minus shares redeemed. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

c Includes net investment income not yet distributed in the amount of $296 at the end of the current period and distributions in excess of net investment income in the amount of $52 at the end of the prior period.


See financial notes.

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUNDS

EACH OF THE FUNDS DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUNDS OFFER ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

FUND OPERATIONS

Most of the funds' investments are described in the fund-by-fund sections earlier in this report. However, there are certain other investments and policies that may affect a fund's financials, as described below. Other policies concerning the funds' business operations also are described here.

THE FUNDS DECLARE DIVIDENDS EVERY DAY THEY ARE OPEN FOR BUSINESS. These dividends, which are substantially equal to a fund's net investment income for that day, are paid out to shareholders once a month. The funds may make distributions from any net realized capital gains once a year.

THE FUNDS MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUNDS PAY FEES FOR VARIOUS SERVICES. Through their trust, the funds have agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds that may limit the total expenses charged. The rates and limitations for these fees vary from fund to fund, and are described in each fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund's Statement of Operations.

THE TRUST AND ITS FUNDS

This list shows all of the funds included in Schwab Investments. The funds discussed in this report are highlighted.

SCHWAB INVESTMENTS organized October 26, 1990
  Schwab 1000 Fund(R)
  Schwab Short-Term Bond Market Fund
  Schwab Total Bond Market Fund
  Schwab California Short/Intermediate
    Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab YieldPlus Fund(R)

THE FUNDS MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. The funds may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUNDS INTEND TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains (if any) to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the funds use in preparing their financial statements.

THE FUNDS VALUE THE SECURITIES IN THEIR PORTFOLIOS EVERY BUSINESS DAY. The funds use the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt security at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

EXPENSES that are specific to a fund are charged directly to that fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

EACH FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, each fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.


Schwab Tax-Free Bond Funds

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund, Schwab Long-Term Tax-Free Bond Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, and Schwab California Long-Term Tax-Free Bond Fund (four of the portfolios constituting Schwab Investments, hereafter referred to as the "Funds") at August 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31,2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
San Francisco, CA
October 11, 2002

FUND TRUSTEES unaudited

      A fund's Board of Trustees is responsible for protecting the interests of that fund's shareholders. The tables below give information about the people who serve as trustees and officers for the SchwabFunds(R), including the funds covered in this report. Trustees remain in office until they resign.

      Under the Investment Company Act of 1940, any officer, director, or employee of Schwab or CSIM is considered an "interested person," meaning that he or she is considered to have a business interest in Schwab or CSIM. These individuals are listed as "interested trustees." The "independent trustees" are individuals who, under the 1940 Act, are not considered to have a business interest in Schwab or CSIM.

      Each of the SchwabFunds (of which there were 45 as of 8/31/02) belongs to one of these trusts: The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust or Schwab Annuity Portfolios. Currently all these trusts have the same trustees and officers. The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

INDIVIDUALS WHO ARE INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

                        TRUST POSITION(S);
NAME AND BIRTHDATE      TRUSTEE SINCE          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB 1     Chair, Trustee:        Chair, Co-CEO, Director, The Charles Schwab Corp.; CEO, Director,
7/29/37                 Family of Funds, 1989; Schwab Holdings, Inc.; Chair, Director, Charles Schwab & Co.,
                        Investments, 1991;     Inc., Charles Schwab Investment Management, Inc.; Chair, Charles
                        Capital Trust, 1993;   Schwab Holdings (UK); Chair, CEO, Schwab (SIS) Holdings, Inc. I,
                        Annuity Portfolios,    Schwab International Holdings, Inc.; Director, U.S. Trust Corp.,
                        1994.                  United States Trust Co. of New York, The Gap, Inc. (clothing retailer), Audiobase, Inc. (Internet audio solutions), Vodaphone
                                               AirTouch PLC (telecom), Siebel Systems (software), Xign, Inc.
                                               (electronic payment systems). Until 7/01: Director, The Charles
                                               Schwab Trust Co. Until 1/99: Director, Schwab Retirement Plan
                                               Services, Inc., Mayer & Schweitzer, Inc. (securities brokerage subsidiary of The Charles Schwab Corp.), Performance
                                               Technologies, Inc. (technology), TrustMark, Inc.

1 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and some of Mr. Lyons's immediate family members, also own stock of the Charles Schwab Corporation.


Schwab Tax-Free Bond Funds

INDIVIDUALS WHO ARE INTERESTED TRUSTEES BUT NOT OFFICERS OF THE TRUST

NAME AND BIRTHDATE      TRUSTEE SINCE          MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------
JOHN PHILIP COGHLAN 1   Trustee: 2000          Vice Chair, EVP, The Charles Schwab Corp.; Vice Chair,
5/6/51                  (all trusts).          President-Retail, Charles Schwab & Co., Inc.; President, CEO,
                                               Director, The Charles Schwab Trust Co.; Chair, Director, Schwab
                                               Retirement Plan Services, Inc., Schwab Retirement Technologies,
                                               Inc. (formerly TrustMark, Inc.); Director, Charles Schwab
                                               Investment Management, Inc., Performance Technologies, Inc.
                                               (technology). Until 7/02: Vice Chair, Enterprise President,
                                               Retirement Plan Services, Services for Investment Managers,
                                               Charles Schwab & Co., Inc. Until 3/02: Director, Charles Schwab
                                               Asset Management (Ireland) Ltd., Charles Schwab Worldwide Funds
                                               PLC.
----------------------------------------------------------------------------------------------------------------
JEFFREY M. LYONS 1      Trustee: 2002          EVP, Asset Management Products and Services, Charles Schwab &
2/22/55                 (all trusts).          Co., Inc. Until 9/01: EVP, Mutual Funds, Charles Schwab & Co.,
                                               Inc.

INDIVIDUALS WHO ARE OFFICERS OF THE TRUST BUT NOT TRUSTEES

NAME AND BIRTHDATE      TRUST OFFICE(S) HELD   MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------
RANDALL W. MERK         President, CEO         President, CEO, Charles Schwab Investment Management, Inc; EVP,
7/25/54                 (all trusts).          Charles Schwab & Co., Inc. Until 9/02: President and CIO,
                                               American Century Investment Management; Director, American
                                               Century Cos., Inc. Until 6/01: CIO, Fixed Income, American
                                               Century Cos., Inc. Until 1997: SVP, Director, Fixed Income and
                                               Quantitative Equity Portfolio Management, Twentieth Century
                                               Investors, Inc.
----------------------------------------------------------------------------------------------------------------
TAI-CHIN TUNG           Treasurer, Principal   SVP, CFO, Charles Schwab Investment Management, Inc.; VP, The
3/7/51                  Financial Officer      Charles Schwab Trust Co.; Director, Charles Schwab Asset
                        (all trusts).          Management (Ireland) Ltd., Charles Schwab Worldwide Funds PLC.
----------------------------------------------------------------------------------------------------------------
STEPHEN B. WARD         SVP, Chief Investment  SVP, Chief Investment Officer, Director, Charles Schwab
4/5/55                  Officer                Investment Management, Inc.; Chief Investment Officer, The
                        (all trusts).          Charles Schwab Trust Co.
----------------------------------------------------------------------------------------------------------------
KOJI E. FELTON          Secretary              SVP, Chief Counsel, Assistant Corporate Secretary, Charles Schwab
3/13/61                 (all trusts).          Investment Management, Inc. Until 6/98: Branch Chief in
                                               Enforcement, U.S. Securities and Exchange Commission, San
                                               Francisco.

1 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and some of Mr. Lyons's immediate family members, also own stock of the Charles Schwab Corporation.

INDIVIDUALS WHO ARE INDEPENDENT TRUSTEES

NAME AND BIRTHDATE      TRUSTEE SINCE           MAIN OCCUPATIONS AND OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------------------------------------------------------------------------------------------------
MARIANN BYERWALTER      2000 (all trusts).      Chair, JDN Corp. Advisory LLC; Director, Stanford University,
8/13/60                                         America First Cos., (venture capital/fund management), Redwood
                                                Trust, Inc. (mortgage finance), Stanford Hospitals and Clinics,
                                                SRI International (research), LookSmart, Ltd. (Internet
                                                infrastructure), PMI Group, Inc. (mortgage insurance), Lucile
                                                Packard Children's Hospital. 2001: Special Advisor to the
                                                President, Stanford University. Until 2001: VP, Business
                                                Affairs, CFO, Stanford University.
----------------------------------------------------------------------------------------------------------------
DONALD F. DORWARD       Family of Funds, 1989;  CEO, Dorward & Associates (management, marketing and
9/23/31                 Investments, 1991;      communications consulting). Until 1999: EVP, Managing Director,
                        Capital Trust, 1993;    Grey Advertising.
                        Annuity Portfolios,
                        1994.
----------------------------------------------------------------------------------------------------------------
WILLIAM A. HASLER       2000 (all trusts).      Co-CEO, Aphton Corp. (bio-pharmaceuticals). Director, Solectron
11/22/41                                        Corp. (manufacturing), Tenera, Inc. (services and software),
                                                Airlease Ltd. (aircraft leasing), Mission West Properties
                                                (commercial real estate), Digital Microwave Corp. (network equipment). Until 1998: Dean, Haas School of Business,
                                                University of California, Berkeley.
----------------------------------------------------------------------------------------------------------------
ROBERT G. HOLMES        Family of Funds, 1989;  Chair, CEO, Director, Semloh Financial, Inc. (international
5/15/31                 Investments, 1991;      financial services and investment advice).
                        Capital Trust, 1993;
                        Annuity Portfolios,
                        1994.
----------------------------------------------------------------------------------------------------------------
GERALD B. SMITH         2000 (all trusts).      Chair, CEO, Founder, Smith Graham & Co. (investment advisors);
9/28/50                                         Director, Pennzoil-Quaker State Co. (oil and gas), Rorento N.V.
                                                (investments -- Netherlands), Cooper Industries (electrical products); Member, audit committee, Northern Border Partners,
                                                L.P. (energy).
----------------------------------------------------------------------------------------------------------------
DONALD R. STEPHENS      Family of Funds, 1989;  Managing Partner, D.R. Stephens & Co. (investments). Until 1996:
6/28/38                 Investments, 1991;      Chair, CEO, North American Trust (real estate investments).
                        Capital Trust, 1993;
                        Annuity Portfolios,
                        1994.
----------------------------------------------------------------------------------------------------------------
MICHAEL W. WILSEY       Family of Funds, 1989;  Chair, CEO, Wilsey Bennett, Inc. (transportation, real estate
8/18/43                 Investments, 1991;      and investments).
                        Capital Trust, 1993;
                        Annuity Portfolios,
                        1994.


Schwab Tax-Free Bond Funds

GLOSSARY

Words and phrases that appear in financial reports often have specific meanings that are different from their everyday meanings. The glossary below tells you what is meant by the following terms when they are used in this report.

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

CREDIT RATINGS

MOST MAJOR BOND ISSUERS ARRANGE WITH A RECOGNIZED INDEPENDENT RATING ORGANIZATION, SUCH AS STANDARD & POOR'S (S&P) OR MOODY'S INVESTORS SERVICE, TO RATE THE CREDITWORTHINESS OF THEIR BONDS. THE SPECTRUM OF THESE RATINGS IS DIVIDED INTO TWO MAJOR CATEGORIES: INVESTMENT GRADE AND BELOW INVESTMENT GRADE (SOMETIMES CALLED "JUNK BONDS"). BONDS RATED BELOW INVESTMENT GRADE RANGE FROM THOSE THAT ARE CONSIDERED TO HAVE SOME VULNERABILITY TO DEFAULT TO THOSE THAT APPEAR ON THE BRINK OF DEFAULT OR ARE IN DEFAULT.

CREDIT                                         CAPACITY TO
QUALITY                                        MAKE PAYMENTS

INVESTMENT
GRADE BONDS
   AAA                        UP               Strongest
                            ARROW
   AA                      GRAPHIC
                              |
   A                          |
                              |
   BBB                        |                Adequate
---------------------------------------------------------------------
BELOW INVESTMENT              |
GRADE BONDS                   |
   BB                         |                Some what
                              |                speculative
   B                          |
                              |
   CCC                        |
                              |
   CC                         |
                              |
   C                         DOWN              Highly
                            ARROW              Speculative
   D                       GRAPHIC             In default

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.


Schwab Tax-Free Bond Funds

NOTES

NOTES

CONTACT SCHWAB

SchwabFunds(R) offers you a complete family of mutual funds using disciplined, clearly defined management strategies.

Actively managed funds include multi-manager stock funds, a long-short stock fund with hedging capabilities, and a range of taxable and tax-free bond funds. Index funds include large-cap, small-cap and international stock funds. SchwabFunds also feature low investor expenses. The list at right shows all currently available SchwabFunds.

Whether you're an experienced investor or just starting out, SchwabFunds can help you achieve your financial goal. Please call 1-800-435-4000 for a free prospectus and brochure for any SchwabFund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The following information outlines how Schwab account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 1-800-435-4000, day or night (for TDD service, call 1-800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 1-800-272-4922.

MAIL
Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO  80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.


THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund (R)
Schwab Core Equity Fund(TM)
Schwab Hedged Equity Fund(TM)
Schwab Focus Funds
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
Schwab MarketMasters Funds(TM) formerly MarketManager Portfolios
  U.S. MarketMasters Fund(TM)
  Small-Cap MarketMasters Fund(TM)
  International MarketMasters Fund(TM)

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
  All Equity Portfolio
  Growth Portfolio
  Balanced Portfolio
  Conservative Portfolio
Schwab MarketMasters Funds(TM) formerly MarketManager Portfolios
  Balanced MarketMasters Fund(TM)

BOND FUNDS
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity. 2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments(R).

1 Shares of Sweep Investments(TM) may not be purchased over the Internet.

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]

INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR

SchwabFunds(R)
P.O. Box 3812, Englewood, CO  80155-3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C) 2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.
REG13656-04